UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06722

Forward Funds

(Exact name of registrant as specified in charter)

101 California Street, 16th Floor

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

John A. Blaisdell, Principal Executive Officer

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 – Schedule of Investments.

The Schedule of Investment of the following series of the registrant are included herewith: Salient Adaptive US Equity Fund, Salient Commodity Long/Short Strategy Fund, Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund, Salient EM Infrastructure Fund, Salient Frontier Strategy Fund, Salient High Yield Fund , Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Investment Grade Fund, Salient Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Growth Fund, Salient Tactical Muni & Credit Fund, Salient Tactical Real Estate Fund, Salient US Dividend Signal Fund, Salient Adaptive Balanced Fund, and Salient Adaptive Income Fund.

Portfolio of Investments (Note 1)

Salient Adaptive US Equity Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Exchange-Traded Funds: 93.61%
85,659	Consumer Staples Select Sector SPDR® Fund	$4,557,915
93,534	Utilities Select Sector SPDR® Fund	4,582,231
52,358	Vanguard REIT ETF	4,541,533
48,087	Vanguard Telecommunication Services ETF	4,538,932
	Total Exchange-Traded Funds (Cost $17,643,274)	18,220,611
	Total Investments: 93.61% (Cost $17,643,274)	18,220,611
	Net Other Assets and Liabilities: 6.39%	1,244,106	(a)
	Net Assets: 100.00%	$19,464,717

Percentages are stated as a percent of net assets.

(a)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
E-Mini Future S&P 500® Futures	Long	53	12/16/16	$5,725,060	$(6,368)
Total Futures Contracts				$5,725,060	$(6,368)

Investment Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

S&P—Standard & Poor’s

SPDR—Standard & Poor’s Depository Receipt

Consolidated Portfolio of Investments (Note 1)

Salient Commodity Long/Short Strategy Fund

September 30, 2016 (Unaudited)

	Value (Note 1)
Total Investments: 0.00% (Cost $0)	$0
Net Other Assets and Liabilities: 100.00%	3,373,707	(a)
Net Assets: 100.00%	$3,373,707

Percentages are stated as a percent of net assets.

(a)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts(b)

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
Brent Crude Futures	Short	(2)	11/01/16	$(100,380)	$(7,203)
Chicago SRW Wheat Futures	Short	(18)	12/14/16	(361,800)	31,084
Cocoa Futures	Short	(12)	12/14/16	(331,320)	27,825
Copper Futures	Short	(8)	12/28/16	(442,100)	(9,090)
Corn Futures	Short	(23)	12/14/16	(387,263)	(3,568)
Gasoline (RBOB) Futures	Short	(2)	11/01/16	(122,900)	(7,212)
Lean Hogs Futures	Short	(13)	12/15/16	(228,670)	54,292
Live Cattle Futures	Short	(8)	01/02/17	(320,400)	15,170
LME Lead Futures	Short	(9)	10/17/16	(476,269)	(42,182)
LME Lead Futures	Short	(2)	11/15/16	(106,000)	(10,234)
LME Nickel Futures	Short	(6)	10/17/16	(379,296)	8,998
LME Nickel Futures	Short	(2)	11/15/16	(126,624)	(8,061)
LME Primary Aluminum Futures	Short	(13)	10/17/16	(541,044)	(18,968)
LME Primary Aluminum Futures	Short	(8)	11/15/16	(333,750)	(18,322)
LME Zinc Futures	Short	(8)	10/17/16	(474,200)	(7,965)
LME Zinc Futures	Short	(2)	11/15/16	(118,763)	(5,322)
Low Sulphur Gas Futures	Short	(2)	11/11/16	(89,550)	(4,579)
Natural Gas Futures	Short	(4)	10/28/16	(116,240)	1,930
WTI Crude Oil Futures	Short	(2)	10/21/16	(96,480)	(2,885)
Total Futures Contracts—Short				$(5,153,048)	$(6,292)

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
Coffee “C” Futures	Long	3	12/19/16	$170,494	$897
Cotton No. 2 Futures	Long	11	12/07/16	374,440	(32,626)
Gold 100 Oz. Futures	Long	2	12/28/16	263,420	(11,705)
LME Lead Futures	Long	9	10/17/16	476,269	65,992
LME Lead Futures	Long	10	11/15/16	530,000	46,026
LME Nickel Futures	Long	6	10/17/16	379,296	18,550
LME Nickel Futures	Long	2	11/15/16	126,624	3,567
LME Primary Aluminum Futures	Long	13	10/17/16	541,044	(1,618)
LME Primary Aluminum Futures	Long	6	11/15/16	250,313	3,687
LME Zinc Futures	Long	8	10/17/16	474,200	20,040
LME Zinc Futures	Long	7	11/15/16	415,669	5,970
Silver Futures	Long	2	12/28/16	192,140	(13,665)
Soybean Futures	Long	3	11/14/16	143,100	(21,216)
Soybean Meal Futures	Long	7	12/14/16	209,720	(60,220)
Soybean Oil Futures	Long	22	12/14/16	441,408	782
Sugar No.11 (World) Futures	Long	9	03/01/17	231,840	22,737
Total Futures Contracts—Long				$5,219,975	$47,198

(b)	All of these investments are held by the Forward Commodity Long/Short Strategy (Cayman) Fund Ltd.

Investment Abbreviations:

LME—London Metal Exchange

RBOB—Reformulated Gasoline Blendstock for Oxygenate Blending

SRW—Soft Red Winter

WTI—West Texas Intermediate

Portfolio of Investments (Note 1)

Salient EM Corporate Debt Fund

September 30, 2016 (Unaudited)

Shares			Value (Note 1)
Common Stocks: 1.68%
Norway: 1.68%
58,758,667	Songa Offshore(a)(g)		$1,469,959
	Total Common Stocks (Cost $1,186,925)		1,469,959

Principal Amount		Currency
Foreign Government Obligations: 13.28%
Argentina: 5.90%
	Provincia de Buenos Aires, Sr. Unsec. Notes
2,000,000	4.000%, 05/15/35(b)(c)(d)	EUR	1,673,601
1,000,000	7.875%, 06/15/27(e)	USD	1,070,000
	Provincia de Cordoba, Sr. Unsec. Notes
1,269,000	12.375%, 08/17/17(b)(c)	USD	1,367,348
	Provincia de Mendoza, Sr. Unsec. Notes
1,000,000	8.375%, 05/19/24(e)	USD	1,070,000
			5,180,949
Brazil: 1.08%
	Brazilian Government International Bond, Sr. Unsec. Notes
3,000,000	10.250%, 01/10/28	BRL	945,528
Ghana: 0.23%
	Ghana Government International Bond, Sr. Unsec. Notes
200,000	9.250%, 09/15/22(e)	USD	205,735
Indonesia: 1.20%
	Pertamina Persero PT, Sr. Unsec. Notes
1,000,000	4.300%, 05/20/23(b)(c)	USD	1,051,346
Jamaica: 0.27%
	Jamaica Government International Bond, Sr. Unsec. Notes
200,000	8.000%, 03/15/39	USD	241,000
South Africa: 1.94%
	South Africa Government International Bond, Sr. Unsec Notes
1,500,000	4.300%, 10/12/28		1,500,000
200,000	5.000%, 10/12/46		200,000
			1,700,000

South Korea: 0.58%
	Export Import Bank of Korea, Sr. Unsec. Notes
500,000	1.750%, 05/26/19(b)	USD	504,886
Suprainternational: 1.79%
	Africa Finance Corp., Sr. Unsec. Notes
1,500,000	4.375%, 04/29/20(b)(e)	USD	1,570,470
Turkey: 0.29%
	Export Credit Bank of Turkey, Sr. Unsec. Notes
250,000	5.375%, 02/08/21(b)(e)	USD	256,375
	Total Foreign Government Obligations (Cost $11,043,561)		11,656,289
Asset-Backed Securities: 2.71%
China: 2.71%
	Sealane Trade Finance, Series 2015-1, Class A
2,500,000	9.857%, 12/25/18(f)(g)	USD	2,378,300
	Total Asset-Backed Securities (Cost $2,527,492)		2,378,300
Corporate Bonds: 93.62%
Argentina: 2.68%
	Arcor SAIC, Sr. Unsec. Notes
750,000	6.000%, 07/06/23(e)	USD	800,625
	Banco de Galicia y Buenos Aires SA, Sub. Notes
600,000	8.250%, 07/19/26(e)(f)	USD	658,500
	YPF Sociedad Anonima, Sr. Unsec. Notes
800,000	8.500%, 03/23/21(b)(e)	USD	894,800
			2,353,925
Bolivia: 3.14%
	Trilogy International Partners LLC, Sr. Sec. Notes
2,750,000	13.375%, 05/15/19(e)	USD	2,760,313
Brazil: 15.68%
	BRF SA, Sr. Unsec. Notes
1,000,000	4.750%, 05/22/24(b)(e)	USD	1,027,500
	Embraer Netherlands Finance BV, Sr. Unsec. Notes
1,500,000	5.050%, 06/15/25(b)	USD	1,515,000
	Globo Comunicacao e Participacoes SA, Sr. Unsec. Notes
1,000,000	4.843%, 06/08/25(c)(d)	USD	1,027,500
	Gol LuxCo SA, Sr. Unsec. Notes
7,000,000	8.875%, 01/24/22(b)(c)	USD	4,245,500

	Minerva Luxembourg SA, Sr. Unsec. Notes
500,000	6.500%, 09/20/26(e)	USD	493,225
	Odebrecht Finance, Ltd., Sr. Unsec. Notes
1,050,000	8.250%, 04/25/18(c)	BRL	138,831
	Petrobras Global Finance BV, Sr. Unsec Notes
3,000,000	5.625%, 05/20/43	USD	2,280,000
	Petrobras Global Finance BV, Sr. Unsec. Notes
2,000,000	5.375%, 01/27/21(b)	USD	1,985,000
	Vale Overseas, Ltd., Sr. Unsec. Notes
1,000,000	5.875%, 06/10/21(b)	USD	1,049,500
			13,762,056
Canada: 3.18%
	First Quantum Minerals, Ltd., Sr. Unsec. Notes
1,000,000	6.750%, 02/15/20(e)	USD	930,000
2,000,000	6.750%, 02/15/20(b)(c)	USD	1,860,000
			2,790,000
Chile: 1.65%
	Banco de Credito e Inversiones, Sr. Unsec. Notes
500,000	3.000%, 09/13/17(b)(c)	USD	507,658
	Latam Airlines 2015-1 Pass Through Trust A, Sec. Notes
967,278	4.200%, 11/15/27	USD	945,515
			1,453,173
China: 6.15%
	Baidu, Inc., Sr. Unsec. Notes
250,000	3.500%, 11/28/22(b)	USD	264,771
	BCP Singapore VI Cayman Financing Co., Ltd., Sr. Sec. Notes
2,000,000	8.000%, 04/15/21(e)	USD	1,980,000
	State Grid Overseas Investment 2016, Ltd., Sr. Unsec. Notes
1,000,000	2.875%, 05/18/26(b)(e)	USD	1,017,559
	Tencent Holdings, Ltd., Sr. Unsec. Notes
2,000,000	3.800%, 02/11/25(b)(c)	USD	2,139,606
			5,401,936
Colombia: 2.84%
	Avianca Holdings SA, Sr. Unsec. Notes
1,500,000	8.375%, 05/10/20(c)	USD	1,436,250
	Ecopetrol SA, Sr. Unsec. Notes
1,000,000	7.375%, 09/18/43	USD	1,055,000
			2,491,250
Costa Rica: 1.78%
	Banco Nacional de Costa Rica, Sr. Unsec. Notes
1,500,000	5.875%, 04/25/21(e)	USD	1,565,625
Cyprus: 1.12%
	O1 Properties Finance Plc, Sr. Unsec. Notes
1,000,000	8.250%, 09/27/21(e)	USD	987,500

Georgia: 0.30%
	BGEO Group JSC, Sr. Unsec. Notes
250,000	6.000%, 07/26/23(e)	USD	259,375
Hong Kong: 3.59%
	AIA Group, Ltd., Sr. Unsec. Notes
990,000	4.875%, 03/11/44(b)(c)	USD	1,184,741
	Bank of China Hong Kong, Ltd., Sub. Notes
875,000	5.550%, 02/11/20(b)(c)	USD	967,460
	Hutchison Whampoa International 14, Ltd., Sr. Unsec. Notes
1,000,000	1.625%, 10/31/17(e)	USD	1,001,284
			3,153,485
India: 2.34%
	Axis Bank, Ltd., Sr. Unsec Notes
1,000,000	2.875%, 06/01/21(b)(e)	USD	1,014,160
	Bharti Airtel, Ltd., Sr. Unsec. Notes
1,000,000	4.375%, 06/10/25	USD	1,038,070
			2,052,230
Japan: 1.15%
	Mizuho Financial Group, Inc., Sr. Unsec. Notes
1,000,000	2.839%, 09/13/26	USD	1,005,874
Latvia: 2.86%
	4Finance SA, Sr. Unsec. Notes
2,500,000	11.750%, 08/14/19(b)(e)	USD	2,513,750
Mexico: 15.94%
	Banco Nacional de Comercio Exterior SNC, Sub. Notes
500,000	3.800%, 08/11/26(e)(f)	USD	486,100
	Cemex SAB de CV, Sr. Sec. Notes
1,000,000	6.125%, 05/05/25(e)	USD	1,030,000
	Grupo Bimbo SAB de CV, Sr. Unsec. Notes
2,000,000	3.875%, 06/27/24(b)(c)	USD	2,079,614
	Grupo Famsa SAB de CV, Sr. Unsec. Notes
2,000,000	7.250%, 06/01/20(c)	USD	1,690,000
	Grupo Posadas SAB de CV, Sr. Unsec. Notes
455,000	7.875%, 06/30/22(e)	USD	473,200
	Latina Offshore, Ltd., Sr. Sec. Notes
4,195,660	8.875%, 07/03/18(e)(g)	USD	2,307,613
	Mexico City Airport Trust, Sr. Sec. Notes
500,000	5.500%, 10/31/46(e)	USD	492,500
	Neptuno Finance, Ltd., Sr. Sec. Notes
2,655,575	9.750%, 11/07/19(e)	USD	2,283,795
	Petroleos Mexicanos, Sr. Unsec. Notes
1,000,000	3.500%, 07/18/18(b)	USD	1,025,500
1,000,000	5.625%, 01/23/46(b)	USD	878,250
	Sigma Alimentos SA de CV, Sr. Unsec. Notes
250,000	4.125%, 05/02/26(e)	USD	251,250
	Unifin Financiera SAB de CV SOFOM ENR, Sr. Unsec. Notes
1,000,000	7.250%, 09/27/23(e)	USD	1,000,900
			13,998,722

Peru: 2.53%
	SAN Miguel Industrias Pet SA, Sr. Unsec. Notes
2,100,000	7.750%, 11/06/20(b)(e)	USD	2,220,750
Qatar: 0.63%
	Ooredoo International Finance, Ltd., Sr. Unsec. Notes
200,000	3.750%, 06/22/26(b)(e)	USD	207,525
300,000	7.875%, 06/10/19(b)(c)	USD	347,733
			555,258
Russia: 8.75%
	Far East Capital, Ltd., Sr. Sec. Notes
3,582,000	8.750%, 05/02/20(e)(h)	USD	1,665,630
	Federal Grid Co., OJSC via Federal Grid Finance, Ltd., Sr. Unsec. Notes, Euro-Medium-Term Notes
80,500,000	8.446%, 03/13/19	RUB	1,258,618
	Global Ports Finance PLC, Unsec. Notes
1,500,000	6.872%, 01/25/22(e)	USD	1,567,500
	GTH Finance BV, Sr. Unsec. Notes
1,000,000	6.250%, 04/26/20(c)	USD	1,054,943
	Vnesheconombank Via VEB Finance Plc, Sr. Unsec. Notes
2,000,000	6.025%, 07/05/22(b)(c)	USD	2,133,040
			7,679,731
Singapore: 0.57%
	BOC Aviation, Ltd., Sr. Unsec. Notes
500,000	2.375%, 09/15/21(b)(e)	USD	497,528
South Korea: 5.69%
	Doosan Infracore Co., Ltd., Sr. Unsec. Notes
1,350,000	3.250%, 10/05/42(b)(f)	USD	1,356,074
	Hyundai Capital Services, Inc., Sr. Unsec. Notes
605,000	1.625%, 08/30/19(b)(e)	USD	603,299
	KEB Hana Bank, Sr. Unsec. Notes
1,000,000	3.500%, 10/25/17(c)	USD	1,021,909
	Korea East-West Power Co., Ltd., Sr. Unsec. Notes
1,500,000	2.500%, 07/16/17(b)(e)	USD	1,512,289
	Korea Gas Corp., Sr. Unsec. Notes
500,000	2.250%, 07/18/26(b)(e)	USD	499,248
			4,992,819
Suprainternational: 2.36%
	Black Sea Trade & Development Bank, Sr. Unsec. Notes
1,000,000	4.875%, 05/06/21(b)(e)	USD	1,066,250
	Corp. Andina de Fomento, Unsec. Notes
1,000,000	1.500%, 08/08/17		1,003,620
			2,069,870

Turkey: 3.23%
	Turkish Airlines 2015-1 Class A Pass Through Trust, Sec. Notes
1,506,654	4.200%, 03/15/27(b)(e)	USD	1,451,096
	Yasar Holdings AS, Sr. Unsec. Notes
1,300,000	8.875%, 05/06/20(b)(e)	USD	1,384,929
			2,836,025
Ukraine: 1.65%
	Ukraine Railways Via Shortline Plc, Sr. Unsec. Notes
1,500,000	9.875%, 09/15/21(c)	USD	1,447,395
United Arab Emirates: 0.24%
	Abu Dhabi National Energy Co., PJSC, Sr. Unsec. Notes
200,000	4.375%, 06/22/26(b)(e)	USD	214,556
Venezuela: 3.14%
	PSOS Finance, Ltd., Sr. Sec. Notes
4,450,821	11.750%, 04/23/18(e)(g)	USD	2,759,509
Vietnam: 0.43%
	Vingroup JSC, Sr. Unsec. Notes
350,000	11.625%, 05/07/18(c)	USD	373,625
	Total Corporate Bonds (Cost $83,172,675)		82,196,280
Warrants: 0.00%(i)
Norway: 0.00%(i)
25,525,800	Songa Offshore SE, Strike Price 0.001 NOK (expiring 04/20/19)(a)(g)		3,193
	Total Warrants (Cost $0)		3,193
	Total Investments: 111.29% (Cost $97,930,653)		97,704,021
	Net Other Assets and Liabilities: (11.29)%		(9,911,286	)(j)
	Net Assets: 100.00%		$87,792,735

Shares
Schedule of Securities Sold Short
Exchange Traded Funds
(30,000)	VanEck Vectors Emerging Markets High Yield Bond Fund	$(740,400)
(20,000)	WisdomTree Emerging Markets Corporate Bond Fund	(1,426,800)
	Total Securities Sold Short (Proceeds $2,145,491)	$(2,167,200)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security, or portion of security, is being held as collateral for short sales or the line(s) of credit. At period end, the aggregate market value of those securities was $40,525,148, representing 46.16% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $28,786,170, representing 32.79% of net assets.
(d)	Represents a step-up bond. Rate disclosed is as of September 30, 2016.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $46,052,263, representing 52.46% of net assets.
(f)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at September 30, 2016.
(g)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(h)	Security in default on interest payments.
(i)	Less than 0.005%.
(j)	Includes cash which is being held as collateral for potential transactions in futures and swap contracts.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
04/29/14-07/08/15	Latina Offshore, Ltd., Sr. Sec. Notes
	8.875%, 07/03/18(e)(g)	$4,289,470	$2,307,613	2.63%
08/19/14-11/24/15	PSOS Finance, Ltd., Sr. Sec. Notes
	11.750%, 04/23/18(e)(g)	4,109,557	2,759,508	3.14%
08/19/15	Sealane Trade Finance, Series 2015-1, Class A
	9.857%, 12/25/18(f)(g)	2,527,492	2,378,300	2.71%
04/13/16	Songa Offshore SE(a)(g)	1,186,925	1,469,959	1.68%
05/11/16	Songa Offshore SE, Strike Price 0.001 NOK (expiring 04/20/19)(a)(g)	—	3,193	0.00%
		$12,113,444	$8,918,573	10.16%

Investment Abbreviations:

Sec.—Secured

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

Currency Abbreviations:

BRL—Brazilian Real

EUR—Euro

NOK—Norwegian Krone

RUB—Russian Ruble

USD—U.S. Dollar

Portfolio of Investments (Note 1)

Salient EM Dividend Signal Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 55.20%
Brazil: 5.64%
59,400	Ambev SA, ADR	$361,746
85,350	BM&F Bovespa SA - Bolsa de Valores Mercadoras e Futuros	443,527
27,500	Hypermarcas SA	237,866
45,400	Transmissora Alianca de Energia Electria SA	291,903
		1,335,042
Cambodia: 1.28%
462,000	NagaCorp., Ltd.	303,775
China: 7.42%
167,000	China Galaxy Securities Co., Ltd., Class H	152,221
83,600	China Gas Holdings, Ltd.	132,572
513,000	China Machinery Engineering Corp., Class H	300,271
12,540	China Yuchai International, Ltd.	136,059
300	Cosmo Lady China Holdings Co., Ltd.(a)(b)	124
67,400	Sinopharm Group Co., Ltd., Class H	323,688
1,195,200	SITC International Holdings Co., Ltd.	711,905
		1,756,840
Czech Republic: 1.20%
8,662	Pegas Nonwovens SA	282,869
Georgia: 1.12%
7,030	BGEO Group Plc	264,611
India: 2.17%
32,470	Infosys, Ltd., Sponsored ADR	512,377
Indonesia: 3.46%
335,400	AKR Corporindo Tbk PT	165,760
375,000	Astra Graphia Tbk PT	59,478
258,000	Bank Mandiri Persero Tbk PT	221,408
1,719,100	Kalbe Farma Tbk PT	225,903
664,300	Perusahaan Gas Negara Tbk	146,084
		818,633
Malaysia: 1.63%
28,000	Globetronics Technology Bhd	24,713
125,000	Power Root Bhd	62,266
282,100	Westports Holdings Bhd	299,460
		386,439

Mexico: 3.72%
146,520	Bolsa Mexicana de Valores SAB de CV	233,271
2,870	Fomento Economico Mexicano SAB de CV, Sponsored ADR	264,155
99,099	Gentera SAB de CV	179,035
122,500	PLA Administradora Industrial S de RL de CV	202,800
		879,261
Philippines: 3.85%
192,300	Concepcion Industrial Corp.	230,189
1,651,720	D&L Industries, Inc.	388,279
2,850	Globe Telecom, Inc.	119,889
571,800	Xurpas, Inc.	172,147
		910,504
Russia: 3.84%
12,740	Lukoil PJSC, Sponsored ADR	620,820
21,500	Magnitogorsk Iron & Steel Works, Sponsored GDR(a)	127,495
79,900	Moscow Exchange MICEX-RTS PJSC	161,085
		909,400
South Africa: 1.91%
27,647	The Foschini Group, Ltd.	281,054
20,000	MTN Group, Ltd., Sponsored ADR	171,400
		452,454
South Korea: 1.45%
5,550	Dongbu Insurance Co., Ltd.	343,678
Sri Lanka: 3.10%
273,918	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	218,313
195,296	Hatton National Bank Plc, Non-Voting Depository Receipt	253,433
1,491,963	Piramal Glass Ceylon Plc	55,898
638,910	TeeJay Lanka Plc	205,861
		733,505
Taiwan: 6.84%
72,542	FineTek Co., Ltd.	194,168
169,000	Kinik Co.	303,004
16,560	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	506,570
18,375	Voltronic Power Technology Corp.	287,246
226,000	Wah Lee Industrial Corp.	327,693
		1,618,681
Thailand: 3.36%
475,499	Bangkok Aviation Fuel Services Pcl	507,748
918,181	TTW Pcl	286,186
		793,934
Turkey: 2.34%
125,862	Anadolu Hayat Emeklilik AS	210,119
83,500	TAV Havalimanlari Holding AS	344,183
		554,302

Ukraine: 0.12%
3,114	MHP SA, GDR(a)	29,272
Vietnam: 0.75%
105,000	PetroVietnam Nhon Trach 2 Power JSC	178,489
	Total Common Stocks (Cost $11,744,707)	13,064,066
Exchange-Traded Funds: 35.39%
United States: 35.39%
223,637	iShares® MSCI Emerging Markets ETF	8,375,206
	Total Exchange-Traded Funds (Cost $8,089,926)	8,375,206
Participation Notes: 5.00%
Bangladesh: 0.79%
54,000	Grameenphone, Ltd., (Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21(c)	185,891
India: 3.50%
6,600	Bajaj Auto, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	280,297
56,200	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	272,052
11,300	Torrent Pharmaceuticals, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 06/26/17	275,550
		827,899
Pakistan: 0.71%
80,000	Habib Bank, Ltd. (Participation Notes issued by Macquarie Bank, Ltd.), expiring 07/20/16	169,114
	Total Participation Notes (Cost $1,103,125)	1,182,904
	Total Investments: 95.59% (Cost $20,937,758)	22,622,176
	Net Other Assets and Liabilities: 4.41%	1,044,048	(d)
	Net Assets: 100.00%	$23,666,224

Percentages are stated as a percent of net assets.

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $156,891, representing 0.66% of net assets.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $124, representing 0.00% of net assets.
(c)	Non-income producing security.
(d)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
MSCI Emerging Markets E-Mini Futures	Long	5	12/19/16	$228,125	$3,462
Total Futures Contracts				$228,125	$3,462

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

Portfolio of Investments (Note 1)

Salient EM Infrastructure Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 89.08%
Brazil: 10.40%
121,585	Alupar Investimento SA	$598,551
209,200	CCR SA	1,099,986
46,800	Transmissora Alianca de Energia Electria SA	300,905
34,300	Ultrapar Participacoes SA, Sponsored ADR	750,827
		2,750,269
Chile: 5.70%
1,526,900	Aguas Andinas SA, Class A	980,838
3,212,600	Enersis Americas SA	525,301
		1,506,139
China: 22.14%
859,500	China Communications Services Corp. Ltd., Class H	537,437
294,300	China Railway Construction Corp. Ltd., Class H	333,897
452,400	China Railway Group Ltd., Class H	326,626
104,000	ENN Energy Holdings, Ltd.	506,163
671,600	Jiangsu Expressway Co., Ltd., Class H	928,208
1,239,100	Qingdao Port International Co., Ltd., Class H(a)(b)	731,664
1,983,900	SITC International Holdings Co., Ltd.	1,181,685
1,395,200	Yuexiu Transport Infrastructure, Ltd.	955,148
332,000	Zhejiang Expressway Co., Ltd., Class H	350,131
		5,850,959
Czech Republic: 1.05%
15,600	CEZ AS	277,970
France: 1.03%
11,800	Veolia Environnement SA	271,738
Hong Kong: 7.45%
626,600	COSCO Pacific, Ltd.	642,240
324,000	Guangdong Investment, Ltd.	514,631
721,000	HKBN, Ltd.	811,501
		1,968,372
Indonesia: 4.51%
1,285,900	Jasa Marga Persero Tbk PT	453,233
3,364,900	Perusahaan Gas Negara Tbk PT	739,963
		1,193,196
Malaysia: 2.20%
548,900	Westports Holdings Bhd	582,679

Mexico: 3.39%
86,200	Grupo Aeroportuario del Centro Norte SAB de CV	508,138
233,733	PLA Administradora Industrial S de RL de CV	386,948
		895,086
Netherlands: 2.24%
11,300	Koninklijke Vopak NV	593,057
New Zealand: 0.37%
63,500	Genesis Energy Ltd.	96,636
Norway: 2.03%
50,200	Hoegh LNG Holdings, Ltd.	536,875
Philippines: 4.44%
1,463,700	CEMEX Holdings Philippines, Inc.(a)(b)(c)	362,190
4,900	Globe Telecom, Inc.	206,125
94,400	Manila Electric Co.	604,222
		1,172,537
Russia: 2.87%
5,400	Lukoil PJSC, Sponsored ADR	263,142
65,000	Mobile TeleSystems PJSC, Sponsored ADR	495,950
		759,092
Singapore: 1.17%
693,300	Hutchison Port Holdings Trust	308,518
South Korea: 2.11%
22,900	Korea Electric Power Corp., Sponsored ADR	558,302
Thailand: 6.83%
132,700	Advanced Info Service Pcl	612,756
2,217,700	BTS Group Holdings Pcl	553,625
2,051,400	TTW Pcl	639,397
		1,805,778
Turkey: 4.36%
164,000	Aygaz AS	586,925
136,900	TAV Havalimanlari Holding AS	564,296
		1,151,221
Vietnam: 4.79%
323,600	Ho Chi Minh City Infrastructure Investment JSC	428,167
84,800	PetroVietnam Gas JSC	268,144
335,310	PetroVietnam Nhon Trach 2 Power JSC	569,992
		1,266,303
	Total Common Stocks (Cost $22,371,606)	23,544,727

Limited Partnerships: 1.08%
Bermuda: 0.64%
8,900	Hoegh LNG Partners LP	167,498
United States: 0.44%
8,143	8Point3 Energy Partners LP	117,259
	Total Limited Partnerships (Cost $271,428)	284,757
Participation Notes: 4.48%
India: 1.89%
103,000	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	498,602
Pakistan: 2.59%
600,000	HUB Power Co., Ltd, Sponsored GDR (Participation Notes issued by Macquarie Bank, Ltd.), expiring 05/02/17	684,524
	Total Participation Notes (Cost $1,057,244)	1,183,126
Preferred Stocks: 0.07%
Brazil: 0.07%
2,500	Braskem SA, Class A	19,303
	Total Preferred Stocks (Cost $19,123)	19,303
	Total Investments: 94.71% (Cost $23,719,401)	25,031,913
	Net Other Assets and Liabilities: 5.29%	1,399,410
	Net Assets: 100.00%	$26,431,323

Percentages are stated as a percent of net assets.

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,093,854, representing 4.14% of net assets.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,093,854, representing 4.14% of net assets.
(c)	Non-income producing security.

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Portfolio of Investments (Note 1)

Salient Frontier Strategy Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Exchange-Traded Funds: 4.29%
14,050	iShares® MSCI Frontier 100 Index Fund	$360,804
	Total Exchange-Traded Funds (Cost $353,060)	360,804
	Total Investments: 4.29% (Cost $353,060)	360,804
	Net Other Assets and Liabilities: 95.71%	8,056,944	(a)
	Net Assets: 100.00%	$8,417,748

Percentages are stated as a percent of net assets.

(a)	Includes cash which is being held as collateral for swap contracts.

Total Return Swap Contracts

Counter Party	Reference Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Goldman Sachs	MSCI Frontier Markets Daily Net Total Return Index	3-month LIBOR plus 127 Bps	Total Return	09/08/17	$7,920,475	$142,209
Total of Total Return Swap Contracts					$7,920,475	$142,209

Investment Abbreviations:

Bps—Basis Points

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

Portfolio of Investments (Note 1)

Salient High Yield Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 5.80%
Energy: 5.80%
245,555	Halcon Resources Corp.	$2,303,306
112,870,961	Songa Offshore SE(a)(b)	2,823,680
		5,126,986
	Total Common Stocks (Cost $4,161,985)	5,126,986

Principal Amount
Corporate Bonds: 87.56%
Communications: 6.22%
	Anixter, Inc., Sr. Unsec. Notes
$1,000,000	5.500%, 03/01/23(c)	1,051,250
	CCO Holdings Llc/CCO Holdings Capital Corp., Sr. Unsec. Notes
2,750,000	5.125%, 05/01/23(c)(d)	2,877,187
	Level 3 Financing, Inc., Sr. Unsec. Notes
1,500,000	5.375%, 08/15/22(c)	1,573,125
		5,501,562
Consumer Discretionary: 7.95%
	Air Canada 2013-1 Class B Pass Through Trust, Second Lien Notes
1,629,608	5.375%, 05/15/21(c)(d)	1,680,533
	American Airlines 2013-1 B Pass Through Trust, Second Lien Notes
830,164	5.625%, 01/15/21(c)(d)	869,597
	Cablevision Systems Corp., Sr. Unsec. Notes
2,750,000	5.875%, 09/15/22(c)	2,509,375
	Gray Television, Inc., Sr. Unsec. Notes
2,000,000	5.125%, 10/15/24(d)	1,967,500
		7,027,005
Consumer Staples: 3.69%
	C&S Group Enterprises Llc, Sec. Notes
2,250,000	5.375%, 07/15/22(d)	2,227,500
	Cott Beverages, Inc., Sr. Unsec. Notes
1,000,000	5.375%, 07/01/22(c)	1,033,750
		3,261,250

Energy: 14.06%
	Genesis Energy LP/Genesis Energy Finance Corp., Sr. Unsec. Notes
1,500,000	6.750%, 08/01/22(c)	1,553,070
	Latina Offshore, Ltd., Sr. Sec. Notes
633,923	8.875%, 07/03/18(d)	348,658
	Memorial Production Partners LP / Memorial Production Finance Corp., Sr. Unsec. Notes
4,000,000	6.875%, 08/01/22(c)	1,950,000
	Neptuno Finance, Ltd., Sr. Sec. Notes
2,103,010	9.750%, 11/07/19(d)	1,808,588
	NGL Energy Partners LP/NGL Energy Finance Corp., Sr. Unsec. Notes
2,475,000	5.125%, 07/15/19	2,338,875
	PSOS Finance, Ltd., Sr. Sec. Notes
1,900,180	11.750%, 04/23/18(d)	1,178,111
	SandRidge Energy, Inc., Second Lien Notes
7,000,000	8.750%, 06/01/20(d)(e)	2,537,500
	Vanguard Natural Resources Llc / VNR Finance Corp., Second Lien Notes
1,324,000	7.000%, 02/15/23(d)	721,580
		12,436,382
Financials: 8.77%
	CIT Group, Inc., Sr. Unsec. Notes
1,000,000	5.000%, 08/01/23(c)	1,061,250
	Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance, Sr. Unsec. Notes
1,500,000	5.000%, 08/01/21(d)	1,449,188
	Equinix, Inc., Sr. Unsec. Notes
1,500,000	5.750%, 01/01/25(c)	1,601,250
	NewStar Financial, Inc., Sr. Unsec. Notes
1,950,000	7.250%, 05/01/20(c)	1,930,500
	Sabra Health Care LP/Sabra Capital Corp., Sr. Unsec. Notes
1,635,000	5.500%, 02/01/21(c)	1,714,706
		7,756,894
HealthCare: 3.85%
	HCA, Inc., Sr. Unsec. Notes
1,500,000	5.375%, 02/01/25(c)	1,550,625

	Tenet Healthcare Corp., Sr. Unsec. Notes
2,235,000	6.875%, 11/15/31(c)	1,849,463
		3,400,088
Industrials: 2.11%
	Far East Capital, Ltd., SA, Sec. Notes
4,000,000	8.000%, 05/02/18(e)(f)	1,870,000
Information Technology: 7.19%
	BCP Singapore VI Cayman Financing Co., Ltd., Sr. Sec. Notes
3,000,000	8.000%, 04/15/21(d)	2,970,000
	First Data Corp., Sr. Unsec. Notes
1,000,000	7.000%, 12/01/23(c)(d)	1,060,000
	Western Digital Corp., Sr. Unsec. Notes
2,000,000	10.500%, 04/01/24(c)(d)	2,327,500
		6,357,500
Materials: 26.52%(g)
	AK Steel Corp., Sr. Unsec. Notes
2,500,000	7.625%, 05/15/20	2,450,000
	Ball Corp., Sr. Unsec. Notes
1,250,000	5.250%, 07/01/25(c)	1,351,562
	Blue Cube Spinco, Inc., Sr. Unsec. Notes
1,000,000	9.750%, 10/15/23(c)(d)	1,180,000
	First Quantum Minerals, Ltd., Sr. Unsec. Notes
3,000,000	6.750%, 02/15/20(d)	2,790,000
	IAMGOLD Corp., Sr. Unsec. Notes
2,500,000	6.750%, 10/01/20(d)	2,459,375
	INEOS Group Holdings SA, Sr. Unsec. Notes
1,500,000	5.875%, 02/15/19(c)(d)	1,535,625
	International Wire Group, Inc., Second Lien Notes
3,250,000	10.750%, 08/01/21(d)	3,103,750
	Owens - Brockway, Sr. Unsec. Notes
2,000,000	5.375%, 01/15/25(c)(d)	2,085,000
	PolyOne Corp., Sr. Unsec. Notes
1,475,000	5.250%, 03/15/23(c)	1,534,177
	Teck Resources, Ltd., Sr, Unsec. Notes
3,500,000	6.250%, 07/15/41	3,368,750
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Unsec. Notes
1,500,000	6.750%, 05/01/22(c)(d)	1,590,000
		23,448,239

Telecommunication Services: 3.81%
	T-Mobile USA, Inc., Sr. Unsec. Notes
1,500,000	6.625%, 04/01/23(c)	1,616,250
	Trilogy International Partners Llc, Sr. Sec. Notes
1,750,000	13.375%, 05/15/19(d)	1,756,563
		3,372,813
Utilities: 3.39%
	Calpine Corp., Sr. Unsec. Notes
1,974,000	5.375%, 01/15/23(c)	1,976,468
	NRG Energy, Inc., Sr. Unsec. Notes
1,000,000	6.250%, 07/15/22(c)	1,020,000
		2,996,468
	Total Corporate Bonds (Cost $74,868,716)	77,428,201

Shares
Warrants: 0.18%
Energy: 0.17%
66,704	Halcon Resources Corp., Strike Price 14.04 USD (expiring 09/09/2020)(b)	152,752
Industrials: 0.01%
42,543,000	Songa Offshore SE, Strike Price 0.001 NOK (expiring 04/20/19)(a)(b)	5,321
	Total Warrants (Cost $0)	158,073
	Total Investments: 93.54% (Cost $79,030,701)	82,713,260
	Net Other Assets and Liabilities: 6.46%	5,714,426	(h)
	Net Assets: 100.00%	$88,427,686

Percentages are stated as a percent of net assets.

Principal Amount
Schedule of Securities Sold Short
Corporate Bonds
	The Williams Cos., Inc., Sr. Unsec. Notes
$ (3,000,000)	4.550%, 6/24/2024	$(3,073,650)
	Total Securities Sold Short (Proceeds $2,285,782)	$(3,073,650)

Percentages are stated as a percent of net assets.

(a)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(b)	Non-income producing security.
(c)	Security, or portion of security, is being held as collateral for short sales or the line of credit. At period end, the aggregate market value of those securities was $41,242,650, representing 46.64% of net assets.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $40,523,755, representing 45.83% of net assets.
(e)	Security in default.
(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,870,000, representing 2.11% of net assets.
(g)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(h)	Includes cash which is being held as collateral for short securities and credit default swap contracts.

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
06/30/16	Latina Offshore, Ltd., Sr. Sec. Notes
	8.875%, 07/03/18(a)(d)	$383,960	$348,658	0.40%
01/15/16	PSOS Finance, Ltd., Sr. Sec. Notes
	11.750%, 04/23/18(a)(d)	1,169,160	1,178,111	1.33%
04/13/16	Songa Offshore SE(a)(b)	2,279,993	2,823,680	3.19%
05/11/16	Songa Offshore SE, Strike Price 0.001 NOK (expiring 04/20/19)(a)(b)	—	5,321	0.01%
		$3,833,113	$4,355,770	4.93%

Investment Abbreviations:

Sec.—Secured

Sr.—Senior

Unsec.—Unsecured

Currency Abbreviations:

NOK—Norwegian Krone

Centrally Cleared Credit Default Swap Contracts - Buy Protection(i)

Reference Obligation	Notional Amount(j)	Implied Credit Spread at September 30, 2016(k)	Rate Received by Fund	Termination Date	Swap Premiums Paid	Unrealized Gain/(Loss)
CDX North American High Yield Index Series 27	$(15,000,000)	4.0074%	5.00%	12/20/21	$579,000	$(81,780)
Total of Credit Default Swap Contracts					$579,000	$(81,780)

(i)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(j)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular sway agreement.
(k)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury Obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other event occurring under the terms of the agreement.

Portfolio of Investments (Note 1)

Salient International Dividend Signal Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 91.18%
Australia: 2.03%
209,100	Bank of Queensland, Ltd.	$1,819,595
131,400	Sonic Healthcare, Ltd.	2,213,481
		4,033,076
Brazil: 1.55%
347,900	Ambev SA, ADR	2,118,711
149,800	Transmissora Alianca de Energia Electria SA	963,153
		3,081,864
Canada: 0.82%
125,630	Dream Office REIT	1,620,229
China: 4.89%
1,232,000	China Gas Holdings, Ltd.	1,953,690
2,586,000	China Machinery Engineering Corp., Class H(a)	1,513,645
188,281	China Yuchai International, Ltd.(a)	2,042,849
640,900	Sinopharm Group Co., Ltd., Class H	3,077,913
1,895,400	SITC International Holdings Co., Ltd.	1,128,971
		9,717,068
Denmark: 1.59%
2,160	A.P. Moller-Maersk AS, Class B	3,167,700
Egypt: 0.15%
340,000	Oriental Weavers(b)	295,970
France: 10.58%
86,050	AXA SA	1,830,822
61,030	Danone SA(a)	4,528,262
25,100	LVMH Moet Hennessy Louis Vuitton SE(a)	4,280,168
38,535	Orpea(a)	3,414,582
64,100	Schneider Electric SE	4,468,741
107,600	Veolia Environnement SA	2,477,887
		21,000,462
Georgia: 0.98%
51,600	BGEO Group Plc	1,942,236
Germany: 1.10%
177,798	RIB Software AG(a)	2,189,035
Hong Kong: 2.13%
2,662,000	Guangdong Investment, Ltd.	4,228,229

India: 1.99%
250,000	Infosys, Ltd., Sponsored ADR	3,945,000
Indonesia: 4.14%
9,306,507	Astra Graphia Tbk PT	1,476,091
2,428,150	Bank Mandiri Persero Tbk PT	2,083,770
17,865,605	Kalbe Farma Tbk PT	2,347,676
10,525,000	Perusahaan Gas Negara Persero Tbk	2,314,516
		8,222,053
Japan: 10.86%
166,200	Astellas Pharma, Inc.(a)	2,578,923
163,300	Broadleaf Co., Ltd.	1,779,464
44,020	Disco Corp.	5,161,459
293,200	Kuraray Co., Ltd.(a)	4,311,042
140,900	Santen Pharmaceutical Co., Ltd.(a)	2,060,596
58,600	Tokio Marine Holdings, Inc.	2,215,595
83,800	Zenkoku Hosho Co., Ltd.(a)	3,441,911
		21,548,990
Malaysia: 1.34%
900,530	Globetronics Technology Bhd	794,809
1,750,000	Westports Holdings Bhd	1,857,696
		2,652,505
Mexico: 0.93%
20,000	Fomento Economico Mexicano SAB de CV, Sponsored ADR(a)	1,840,800
Netherlands: 5.18%
24,424	Amsterdam Commodities NV	607,861
57,000	Beter Bed Holding NV	1,274,857
67,000	IMCD Group NV	2,942,465
104,102	Koninklijke Vopak NV	5,463,579
		10,288,762
Norway: 2.90%
321,320	Marine Harvest ASA(a)	5,751,494
Philippines: 3.08%
21,294,752	D&L Industries, Inc.(a)	5,005,880
3,666,400	Xurpas, Inc.	1,103,814
		6,109,694
Poland: 0.64%
200,000	Powszechny Zaklad Ubezpieczen SA	1,275,138
Russia: 2.34%
76,265	LUKOIL PSJC, Sponsored ADR(a)	3,716,393
156,500	Magnitogorsk Iron & Steel Works OJSC, Sponsored GDR(c)	928,045
		4,644,438

Sri Lanka: 1.82%
1,802,572	Commercial Bank of Ceylon Plc, Non-Voting Depository Receipt	1,436,655
1,162,835	Hatton National Bank Plc, Non-Voting Depository Receipt	1,508,992
17,918,874	Piramal Glass Ceylon Plc	671,347
		3,616,994
Sweden: 1.19%
64,480	Investor AB, Class B(a)	2,357,833
Switzerland: 6.73%
1,755	Givaudan SA	3,571,421
32,460	Novartis AG, Sponsored ADR(a)	2,563,042
8,400	Partners Group Holding AG	4,236,747
63,800	Roche Holdings AG, Sponsored ADR(a)	1,975,886
73,710	UBS Group AG	1,003,791
		13,350,887
Taiwan: 3.26%
161,130	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR(a)	4,928,967
1,061,500	Wah Lee Industrial Corp.	1,539,142
		6,468,109
Thailand: 1.00%
6,345,043	TTW Pcl	1,977,676
Turkey: 1.96%
1,546,215	Anadolu Hayat Emeklilik AS	2,581,318
320,000	TAV Havalimanlari Holding AS	1,319,027
		3,900,345
United Kingdom: 10.15%
1,360,000	Booker Group Plc(a)	3,137,723
357,100	BT Group Plc(a)	1,800,740
131,880	Dunelm Group Plc(a)	1,456,378
144,400	GlaxoSmithKline Plc	3,075,108
368,000	Inchcape Plc(a)	3,140,937
2,487,000	Lloyds Banking Group Plc(a)	1,758,434
112,800	Prudential Plc	1,997,903
32,117	WPP Plc, Sponsored ADR(a)	3,780,813
		20,148,036
United States: 4.58%
42,550	Globe Telecom, Inc.	1,789,917
691,600	Samsonite International SA	2,220,210
53,320	Schlumberger, Ltd.	4,193,085
21,000	Syntel, Inc.	880,110
		9,083,322
Vietnam: 1.27%
1,013,710	PetroVietnam Nhon Trach 2 Power JSC	1,723,200
128,160	Vietnam Dairy Products JSC	804,754
		2,527,954
	Total Common Stocks (Cost $163,736,373)	180,985,899

Limited Partnerships: 0.44%
United States: 0.44%
60,827	8Point3 Energy Partners LP	875,909
	Total Limited Partnerships (Cost $891,943)	875,909
Participation Notes: 3.12%
Bangladesh: 0.60%
346,800	Grameenphone, Ltd., (Participation Notes issued by Deutsche Bank AG, London), expiring 07/08/21(d)	1,193,832
India: 1.86%
50,000	Bajaj Auto, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 11/07/16	2,123,460
325,000	Coal India, Ltd., (Participation Notes issued by Macquarie Bank, Ltd.), expiring 01/09/17	1,573,258
		3,696,718
Pakistan: 0.66%
615,000	Habib Bank, Ltd. (Participation Notes issued by Macquarie Bank, Ltd.), expiring 07/20/17	1,300,064
	Total Participation Notes (Cost $6,090,383)	6,190,614
Preferred Stocks: 1.93%
Brazil: 0.08%
20,200	Braskem SA, Class A	155,965
Germany: 1.85%
85,379	Sixt SE(a)	3,672,895
	Total Preferred Stocks (Cost $2,566,800)	3,828,860

Principal Amount		Value (Note 1)
Collateralized Mortgage Obligations: 0.76%
United States: 0.76%
	FHLMC, REMICS
$5,596,992	2.500%, 04/15/28(e)	428,969
1,639,144	3.000%, 06/15/26(e)	123,810
1,509,824	3.000%, 06/15/27(e)	146,138
1,118,803	3.000%, 09/15/31(e)	104,514
741,348	3.500%, 04/15/30(e)	30,674
386,088	4.000%, 12/15/23(e)	8,915
136,713	5.000%, 02/15/24(e)	6,908
324,417	6.692%, 09/15/26(e)(f)	49,227
	FNMA, REMICS
229,712	3.000%, 09/25/27(e)	21,670
182,934	4.500%, 12/25/20(e)	6,750
19,144	5.000%, 03/25/23(e)	626
15,500	5.000%, 03/25/24(e)	769
1,482,483	5.992%, 04/25/42(e)(f)	290,740
265,345	6.192%, 07/25/41(e)(f)	55,457
406,034	7.312%, 04/25/32(e)(f)	91,538
	GNMA, REMICS
677,403	6.093%, 09/16/33(e)(f)	142,321
	Total Collateralized Mortgage Obligations (Cost $3,166,686)	1,509,026
Corporate Bonds: 2.47%
Canada: 0.38%
	Royal Bank of Canada, Sr. Unsec. Medium-Term Notes
1,000,000	2.108%, 08/28/34(f)	763,750
United States: 2.09%
	Citigroup, Inc., Sr. Unsec. Medium-Term Notes
1,000,000	1.956%, 09/29/34(f)	784,510
	Claire’s Stores, Inc., Secured Second Lien Notes
750,000	8.875%, 03/15/19	135,000
	JC Penney Corp., Inc., Sr. Unsec. Notes
1,000,000	7.400%, 04/01/37	930,000
	JPMorgan Chase Bank NA, Sr. Unsec. Notes, Series CD
978,000	1.170%, 09/29/34(f)	740,835
	Morgan Stanley, Sr. Unsec. Medium-Term Notes
984,000	5.545%, 08/29/34(f)	733,080
	NRG REMA Llc, Series C, Sec. Notes
1,020,000	9.681%, 07/02/26	817,275
		4,140,700

Total Corporate Bonds (Cost $6,224,682)	4,904,450
Total Investments: 99.90% (Cost $182,676,867)	198,294,758
Net Other Assets and Liabilities: 0.10%	190,897	(g)
Net Assets: 100.00%	$198,485,655

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for the line(s) of credit. At period end, the aggregate market value of those securities was $54,993,367, representing 27.71% of net assets.
(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $928,045, representing 0.47% of net assets.
(d)	Non-income producing security.
(e)	Interest only security.
(f)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at September 30, 2016.
(g)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
MSCI EAFE® Index Futures	Long	65	12/16/16	$5,546,775	$9,138
MSCI Emerging Markets E-Mini Futures	Long	45	12/16/16	2,053,125	31,250
Total Futures Contracts				$7,599,900	$40,388

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
08/29/16-08/30/16	Oriental Weavers(b)	$256,536	$295,970	0.15%

Investment Abbreviations:

ADR—American Depositary Receipt

EAFE—Europe, Australasia, Far East

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

GDR—Global Depositary Receipt

GNMA—Government National Mortgage Association

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduits

Sec.—Secured

Sr.—Senior

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Salient International Real Estate Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 95.77%
Australia: 10.23%
363,000	Garda Diversified Property Fund	$286,157
85,500	Investa Office Fund	299,049
1,092,400	Mirvac Group	1,872,794
		2,458,000
Austria: 2.66%
9,500	BUWOG AG	257,085
20,000	CA Immobilien Anlagen AG	381,265
		638,350
Canada: 5.47%
9,500	Boardwalk REIT	374,728
28,500	Dream Industrial REIT	170,529
28,500	Dream Office REIT	367,560
23,500	H&R REIT	401,772
		1,314,589
Finland: 0.45%
14,000	Orava Residential REIT Plc	109,145
France: 4.95%
4,500	Gecina SA	708,469
10,500	Klepierre	481,244
		1,189,713
Germany: 3.37%
21,000	alstria office REIT AG	288,274
76,000	Dream Global REIT	521,941
		810,215
Hong Kong: 15.50%
128,600	Henderson Land Development Co., Ltd.	762,673
85,500	Hongkong Land Holdings, Ltd.	607,050
85,500	Link REIT	628,320
398,000	Soundwill Holdings, Ltd.	725,558
342,000	Swire Properties, Ltd.	1,000,903
		3,724,504
Ireland: 4.13%
644,338	Hibernia REIT Plc	991,630
Italy: 1.61%
513,000	Immobiliare Grande Distribuzione SIIQ SpA	386,395
Japan: 27.49%
90,000	Mitsubishi Estate Co., Ltd.	1,675,657

61,000	Mitsui Fudosan Co., Ltd.	1,284,606
215	NIPPON REIT Investment Corp.	550,407
25,500	Nomura Real Estate Holdings, Inc.	426,488
59,500	NTT Urban Development Corp.	570,913
46,000	Sumitomo Realty & Development Co., Ltd.	1,178,295
77,000	Tokyo Tatemono Co., Ltd.	916,513
		6,602,879
Singapore: 3.56%
598,500	Keppel REIT	489,351
89,000	UOL Group, Ltd.	366,129
		855,480
Sweden: 3.22%
21,000	Fabege AB	382,850
22,500	Hufvudstaden AB, Class A	389,740
		772,590
United Kingdom: 13.13%
25,500	Derwent London Plc	859,679
95,000	Great Portland Estates Plc	779,440
25,500	Hammerson Plc	194,014
57,000	Land Securities Group Plc	781,657
59,500	Workspace Group Plc	538,305
		3,153,095
	Total Common Stocks (Cost $22,380,862)	23,006,585
Exchange-Traded Funds: 2.05%
United States: 2.05%
6,650	iShares International Developed Property ETF	252,195
5,750	SPDR® Dow Jones International Real Estate ETF	239,832
		492,027
	Total Exchange-Traded Funds (Cost $496,210)	492,027
	Total Investments: 97.82% (Cost $22,877,072)	23,498,612
	Net Other Assets and Liabilities: 2.18%	524,159
	Net Assets: 100.00%	$24,022,771

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

Portfolio of Investments (Note 1)

Salient International Small Cap Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 96.56%
Africa: 0.46%
394,585	Africa Oil Corp.(a)	$624,157
Australia: 8.86%
1,356,857	Asaleo Care, Ltd.	1,651,169
112,301	carsales.com, Ltd.	1,027,098
472,427	Estia Health, Ltd.	1,200,420
623,270	Healthscope, Ltd.	1,464,451
30,565	JB Hi-Fi, Ltd.	677,693
296,218	Link Administration Holdings, Ltd.	1,872,629
764,010	OFX Group, Ltd.	1,110,997
190,996	Pact Group Holdings, Ltd.	922,389
108,336	Virtus Health, Ltd.	638,446
750,000	Viva Energy REIT(a)	1,377,631
		11,942,923
Austria: 1.74%
27,809	ams AG	901,681
40,338	Porr AG	1,450,039
		2,351,720
Belgium: 1.01%
50,560	bpost SA	1,367,946
Denmark: 0.82%
19,103	SimCorp A/S	1,109,651
Finland: 1.24%
111,066	Valmet Oyj	1,670,617
France: 4.01%
90,913	Altran Technologies SA	1,343,994
14,290	Groupe FNAC SA(a)	1,048,561
108,806	Technicolor SA	742,653
21,294	Teleperformance	2,270,785
		5,405,993
Germany: 6.29%
40,376	CANCOM SE	2,107,939
60,638	Jenoptik AG	1,108,276
18,402	LEG Immobilien AG	1,761,039
46,850	RHOEN-KLINIKUM AG	1,424,140
30,579	Scout24 AG(a)(b)(c)	1,030,528
24,079	Stroeer SE & Co. KGaA	1,046,261
		8,478,183

Hong Kong: 2.15%
106,500	HKBN, Ltd.	119,868
772,000	Pacific Textiles Holdings, Ltd.	1,001,279
554,400	Samsonite International SA	1,779,764
		2,900,911
Ireland: 1.43%
255,080	Dalata Hotel Group Plc(a)	1,174,831
33,415	Smurfit Kappa Group Plc	746,982
		1,921,813
Italy: 0.94%
21,279	Brembo SpA	1,269,291
Japan: 31.95%
289,000	77 Bank, Ltd.	1,171,333
60,300	Aeon Delight Co., Ltd.	1,828,534
63,000	Alps Electric Co., Ltd.	1,491,051
46,400	Anicom Holdings, Inc.	1,130,658
38,800	cocokara fine, Inc.	1,482,669
36,200	CyberAgent, Inc.	1,068,097
42,600	DeNa Co., Ltd.	1,535,457
28,100	Don Quijote Holdings Co., Ltd.	1,021,138
146,000	Dowa Holdings Co., Ltd.	1,012,159
65,900	Fuji Media Holdings, Inc.	888,371
60,600	Glory, Ltd.	1,981,056
50,800	Goldcrest Co., Ltd.	827,087
49,700	Hitachi Capital Corp.	1,043,943
12,507	Hoshizaki Corp.	1,132,235
1,378	Japan Hotel REIT Investment Corp.	1,091,203
90,388	JSR Corp.	1,407,452
103,700	JTEKT Corp.	1,535,993
58,300	Kanamoto Co., Ltd.	1,484,449
386	Kenedix Retail REIT Corp.	914,326
170,000	Kinden Corp.	1,944,677
959	LaSalle Logiport REIT	1,016,641
19,100	Miraca Holdings, Inc.	943,652
24,200	Otsuka Corp.	1,139,539
13,900	Pola Orbis Holdings, Inc.	1,235,038
56,400	Ride On Express Co., Ltd.	538,388
77,100	Start Today Co., Ltd.	1,315,349
179,300	Sumco Corp.	1,451,657
24,900	Sundrug Co., Ltd.	2,074,898
126,600	Takara Leben Co., Ltd.	846,455
145,200	Temp Holdings Co., Ltd.	2,527,272
146,700	Tokyo Steel Manufacturing Co., Ltd.	983,738
116,600	Tokyo Tatemono Co., Ltd.	1,387,863
99,400	Toshiba Plant Systems & Services Corp.	1,594,831
		43,047,209
Netherlands: 3.69%
59,810	BE Semiconductor Industries NV	2,042,503
69,789	Refresco Group NV(b)(c)	1,160,284
45,177	TKH Group NV	1,765,325
		4,968,112

New Zealand: 1.35%
247,198	Spark New Zealand, Ltd.	649,790
285,042	Trade Me Group, Ltd.	1,166,450
		1,816,240
Norway: 0.94%
79,457	Det Norske Oljeselskap ASA(a)	1,263,226
Portugal: 0.93%
184,101	NOS SGPS SA	1,252,648
Singapore: 1.69%
458,600	ComfortDelGro Corp., Ltd.	944,978
1,484,700	Keppel DC REIT	1,328,249
		2,273,227
Spain: 1.02%
57,211	Gamesa Corporacion Tecnologica SA	1,369,873
Sweden: 3.43%
68,942	Byggmax Group AB	520,352
168,875	Coor Service Management Holding AB(b)(c)	1,151,581
157,584	Hemfosa Fastigheter AB	1,708,317
142,264	Husqvarna AB, Class B	1,241,253
		4,621,503
Switzerland: 4.20%
16,079	BKW AG	770,435
16,512	Implenia AG	1,167,652
4,469	Straumann Holding AG	1,746,889
12,098	Sunrise Communications Group AG(b)(c)	843,685
13,306	VAT Group AG(a)(b)(c)	1,127,894
		5,656,555
United Kingdom: 18.41%
338,096	Arrow Global Group Plc	1,290,568
565,141	BBA Aviation Plc	1,830,538
489,620	Card Factory Plc	1,949,557
122,744	Dairy Crest Group Plc	1,030,934
98,041	EMIS Group Plc	1,193,879
189,446	Henderson Group Plc	569,678
386,694	Ibstock Plc(b)(c)	809,460
132,696	IG Group Holdings Plc	1,498,068
190,847	Informa Plc	1,761,250
108,625	JD Sports Fashion Plc	2,079,534
824,238	Melrose Industries Plc	1,864,248
469,686	Moneysupermarket.com Group Plc	1,826,961
226,998	NCC Group Plc	1,031,548
581,664	Petra Diamonds, Ltd.	978,217
45,449	Pets at Home Group Plc	138,553
393,137	Polypipe Group Plc	1,430,858
108,032	RPC Group PLC	1,344,248
34,254	Secure Trust Bank PLC	1,057,569
19,143	Spirax-Sarco Engineering Plc	1,115,309
		24,800,977

	Total Common Stocks (Cost $104,076,651)	130,112,775
Preferred Stocks: 1.01%
Germany: 1.01%
40,139	Jungheinrich AG	1,357,440
	Total Preferred Stocks (Cost $1,037,768)	1,357,440
	Total Investments: 97.57% (Cost $105,114,419)	131,470,215
	Net Other Assets and Liabilities: 2.43%	3,278,711
	Net Assets: 100.00%	$134,748,926

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $6,123,432, representing 4.54% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $6,123,432, representing 4.54% of net assets.

Investment Abbreviations:

REIT—Real Estate Investment Trust

Portfolio of Investments (Note 1)

Salient Investment Grade Fund

September 30, 2016 (Unaudited)

Principal Amount		Value (Note 1)
U.S. Treasury Bonds & Notes: 77.27%
	U.S. Treasury Bonds
$1,000,000	3.000%, 11/15/45	$1,144,844
500,000	6.250%, 05/15/30	772,842
	U.S. Treasury Notes
3,000,000	1.125%, 02/28/21	3,002,403
	Total U.S. Treasury Bonds & Notes (Cost $4,790,544)	4,920,089
	Total Investments: 77.27% (Cost $4,790,544)	4,920,089
	Net Other Assets and Liabilities: 22.73%	1,447,089	(a)
	Net Assets: 100.00%	$6,367,178

Percentages are stated as a percent of net assets.

(a)	Includes cash which is being held as collateral for swap contracts.

Centrally Cleared Credit Default Swap Contracts - Sell Protection(b)

Reference Obligation	Notional Amount(c)	Implied Credit Spread at September 30, 2016(d)	Rate Received by Fund	Termination Date	Swap Premiums Paid	Unrealized Gain/(Loss)
CDX North American Investment Grade Index Series 25	4,000,000	0.69%	1.00%	12/20/20	$(33,108)	$17,746
Total of Credit Default Swap Contracts					$(33,108)	$17,746

(b)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular sway agreement.
(d)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury Obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other event occurring under the terms of the agreement.

Portfolio of Investments (Note 1)

Salient Real Estate Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 90.69%
Healthcare Providers & Services: 0.79%
129,000	Genesis Healthcare, Inc.(a)	$344,430
Hotels & Motels: 1.70%
58,500	Belmond, Ltd., Class A(a)	743,535
Real Estate Operating/Development: 1.65%
31,100	Forest City Enterprises, Inc., Class A	719,343
REITs-Apartments: 7.50%
5,000	American Campus Communities, Inc.	254,350
9,000	AvalonBay Communities, Inc.	1,600,560
22,000	Equity Residential	1,415,260
		3,270,170
REITs-Diversified: 11.11%
7,000	Alexander & Baldwin, Inc.	268,940
25,800	American Assets Trust, Inc.	1,119,204
102,000	Lexington Realty Trust	1,050,600
40,000	Urstadt Biddle Properties, Inc., Class A	888,800
15,000	Vornado Realty Trust	1,518,150
		4,845,694
REITs-Healthcare: 6.23%
81,800	MedEquities Realty Trust, Inc.(a)(b)(c)	961,150
43,000	Sabra Health Care REIT, Inc.	1,082,740
9,000	Welltower, Inc.	672,930
		2,716,820
REITs-Hotels: 5.40%
65,500	Ashford Hospitality Prime, Inc.	923,550
29,400	Chatham Lodging Trust	565,950
134,700	FelCor Lodging Trust, Inc.	866,121
		2,355,621
REITs-Mortgage: 5.27%
126,000	Colony Capital, Inc., Class A	2,296,980
REITs-Office Property: 19.83%
6,700	Alexandria Real Estate Equities, Inc.	728,759
10,000	Digital Realty Trust, Inc.	971,200
122,200	Franklin Street Properties Corp.	1,539,720
21,000	HCP, Inc.	796,950
8,000	Hudson Pacific Properties, Inc.	262,960
13,500	Liberty Property Trust	544,725
54,000	Mack-Cali Realty Corp.	1,469,880
95,000	New York REIT, Inc.	869,250
30,000	Paramount Group, Inc.	491,700
9,000	SL Green Realty Corp.	972,900
		8,648,044
REITs-Regional Malls: 5.81%
31,100	General Growth Properties, Inc.	858,360
9,400	Macerich Co.	760,178
4,300	Seritage Growth Properties REIT, Class A	217,924
9,400	Taubman Centers, Inc.	699,454
		2,535,916

REITs-Residential: 4.49%
87,600	American Homes 4 Rent, Class A	1,895,664
4,500	Preferred Apartment Communities, Inc., Class A	60,795
		1,956,459
REITs-Shopping Centers: 9.94%
29,000	Brixmor Property Group, Inc.	805,910
19,500	DDR Corp.	339,885
15,000	Equity One, Inc.	459,150
4,500	Federal Realty Investment Trust	692,685
20,000	Kimco Realty Corp.	579,000
41,600	Retail Opportunity Investments Corp.	913,536
8,000	Tanger Factory Outlet Centers, Inc.	311,680
132,000	Wheeler REIT, Inc.	231,000
		4,332,846
REITs-Specialized: 2.43%
5,000	CoreSite Realty Corp.	370,200
4,500	Crown Castle International Corp.	423,945
5,000	QTS Realty Trust, Inc., Class A	264,250
		1,058,395
REITs-Storage: 3.45%
7,000	Extra Space Storage, Inc.	555,870
45,400	National Storage Affiliates Trust	950,676
		1,506,546
REITs-Timber: 2.90%
39,600	Weyerhaeuser Co.	1,264,824
REITs-Warehouse/Industrial: 2.19%
39,000	STAG Industrial, Inc.	955,890
	Total Common Stocks (Cost $33,327,861)	39,551,513
	Total Investments: 90.69% (Cost $33,327,861)	39,551,513
	Net Other Assets and Liabilities: 9.31%	4,058,600
	Net Assets: 100.00%	$43,610,113

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $961,150, representing 2.20% of net assets.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
09/29/2016	MedEquities Realty Trust, Inc.(a)(b)(c)	$981,600	$961,150	2.20%

Investment Abbreviations:

REIT—Real Estate Investment Trust

Portfolio of Investments (Note 1)

Salient Select Income Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 32.26%
Hotels Restaurants & Leisure: 0.51%
1,182,000	Peak Resorts, Inc.(a)(b)	$6,016,380
REITs-Apartments: 0.35%
296,296	Clipper Realty, Inc.(c)(d)	4,074,070
REITs-Diversified: 0.37%
100,000	American Assets Trust, Inc.(a)	4,338,000
REITs-Healthcare: 5.71%
372,200	MedEquities Realty Trust, Inc.(c)(d)(e)	4,373,350
1,575,000	MedEquities Realty Trust, Inc.(d)	18,506,250
1,750,000	Sabra Health Care REIT, Inc.(a)	44,065,000
		66,944,600
REITs-Hotels: 3.60%
1,850,000	Chatham Lodging Trust(a)	35,612,500
500,000	Summit Hotel Properties, Inc.(a)	6,580,000
		42,192,500
REITs-Mortgage: 1.56%
1,000,000	Colony Capital, Inc., Class A(a)	18,230,000
REITs-Office Property: 6.44%
2,750,000	Franklin Street Properties Corp.(a)	34,650,000
600,000	Mack-Cali Realty Corp.	16,332,000
1,200,000	New York REIT, Inc.	10,980,000
500,000	Select Income REIT(a)	13,450,000
		75,412,000
REITs-Regional Malls: 2.61%
150,000	Taubman Centers, Inc.(a)	11,161,500
1,565,000	WP GLIMCHER, Inc.(a)	19,374,700
		30,536,200
REITs-Residential: 3.96%
2,075,134	American Homes 4 Rent, Class A(a)	44,905,900
109,000	Preferred Apartment Communities, Inc., Class A	1,472,590
		46,378,490
REITs-Shopping Centers: 1.02%
349,500	Brixmor Property Group, Inc.	9,712,605
100,000	Urstadt Biddle Properties, Inc., Class A	2,222,000
		11,934,605
REITs-Specialized: 0.14%
150,000	Farmland Partners, Inc.(a)	1,680,000
REITs-Storage: 1.93%
1,078,000	National Storage Affiliates Trust	22,573,320

REITs-Warehouse/Industrial: 4.06%
1,152,000	Monmouth Real Estate Investment Corp.(a)	16,439,040
1,268,118	STAG Industrial, Inc.(a)	31,081,572
		47,520,612
	Total Common Stocks (Cost $334,279,147)	377,830,777
Convertible Preferred Stocks: 16.05%
REITs-Diversified: 1.43%
	Lexington Realty Trust
316,455	Series C, 6.500%(a)	16,693,001
REITs-Hotels: 7.66%
	Alexandria Real Estate Equities, Inc.
102,798	Series D, 7.000%(a)	3,657,553
	Ashford Hospitality Prime, Inc.
2,560,000	Series B, 5.500%	60,390,400
	FelCor Lodging Trust, Inc.
1,025,000	Series A, 1.950%(a)	25,635,250
		89,683,203
REITs-Residential: 3.48%
	American Homes 4 Rent
204,044	Series A, 5.000%(a)	5,776,486
250,000	Series B, 5.000%(a)	7,052,500
841,000	Series C, 5.500%(a)	23,430,260
170,000	Series D, 6.500%	4,550,900
		40,810,146
REITs-Shopping Centers: 1.44%
	Ramco-Gershenson Properties Trust
245,700	Series D, 7.250%(a)	16,869,762
REITs-Specialized: 2.04%
	EPR Properties
644,101	Series E, 9.000%(a)	23,941,234
	Total Convertible Preferred Stocks (Cost $119,093,296)	187,997,346
Preferred Stocks: 38.89%
Oil, Gas & Consumable Fuels: 0.48%
	TravelCenters of America LLC
220,000	8.250%(a)	5,649,600
REITs-Apartments: 2.01%
	Sun Communities, Inc.
280,000	Series A, 7.125%(a)	7,308,000
	UMH Properties, Inc.
630,000	Series A, 8.250%(a)	16,191,000
		23,499,000
REITs-Diversified: 1.64%
	CorEnergy Infrastructure Trust, Inc.
400,000	Series A, 7.375%(a)	9,924,000
	Investors Real Estate Trust
262,000	Series B, 7.950%(a)	6,759,600
	Landmark Infrastructure Partners LP
100,000	Series B, 7.900%(c)	2,568,000
		19,251,600

REITs-Healthcare: 1.53%
	Sabra Healthcare REIT, Inc.
676,943	Series A, 7.125%(a)	17,938,989
REITs-Hotels: 1.93%
	Chesapeake Lodging Trust
155,500	Series A, 7.750%(a)	4,019,675
	Hersha Hospitality Trust
275,000	Series C, 6.875%(a)	7,205,000
	LaSalle Hotel Properties
120,000	Series H, 7.500%(a)	3,040,800
	Pebblebrook Hotel Trust
177,725	Series D, 6.375%	4,764,807
	Summit Hotel Properties, Inc.
137,500	Series C, 7.125%	3,543,375
		22,573,657
REITs-Industrial: 0.43%
	Rexford Industrial Realty, Inc.
200,000	Series A, 5.875%(c)	5,060,000
REITs-Manufactured Homes: 1.46%
	Equity LifeStyle Properties, Inc.
657,290	Series C, 6.750%(a)	17,122,404
REITs-Mortgage: 11.50%
	Colony Capital, Inc.
772,838	Series A, 8.500%(a)	19,823,295
371,700	Series B, 7.500%(a)	9,348,255
400,000	Series C, 7.125%(a)	9,912,000
	iStar Financial, Inc.
266,011	Series D, 8.000%(a)	6,495,989
861,299	Series E, 7.875%(a)	21,024,308
567,811	Series F, 7.800%(a)	13,860,266
848,247	Series G, 7.650%(a)	20,569,990
425,000	Series I, 7.500%(a)	10,344,500
	NorthStar Realty Finance Corp.
911,545	Series E, 8.750%(a)	23,244,398
		134,623,001
REITs-Office Property: 2.92%
	City Office REIT, Inc.
300,000	Series A, 6.625%(c)	7,446,000
	Corporate Office Properties Trust
190,000	Series L, 7.375%(a)	4,921,000
	Digital Realty Trust, Inc.
436,989	Series F, 6.625%(a)	11,287,426
	Gramercy Property Trust
263,479	Series A, 7.125%(a)	7,150,820
	Highwoods Properties, Inc.
2,624	Series A, 8.625%(a)	3,369,216
		34,174,462
REITs-Regional Malls: 1.35%
	CBL & Associates Properties, Inc.
272,962	Series D, 7.375%(a)	6,826,780
	Washington Prime Group, Inc.
340,669	Series I, 6.875%(a)	8,939,154
		15,765,934

REITs-Residential: 1.73%
	Bluerock Residential Growth REIT, Inc.
200,000	Series A, 8.250%	5,300,000
224,000	Series C, 7.625%	5,871,040
	UMH Properties, Inc.
329,000	Series B, 8.000%	9,096,850
		20,267,890
REITs-Shopping Centers: 6.78%
	Cedar Realty Trust, Inc.
350,000	Series B, 7.250%(a)	8,995,000
	Retail Properties of America, Inc.
237,000	Series A, 7.000%(a)	6,126,450
	Saul Centers, Inc.
775,000	Series C, 6.875%(a)	20,386,375
	Urstadt Biddle Properties, Inc.
710,000	Series F, 7.125%(a)	18,566,500
450,000	Series G, 6.750%	11,857,500
	Wheeler Real Estate Investment Trust, Inc.
390,000	Series B, 9.000%	8,385,000
200,000	Series D, 8.750%	5,100,000
		79,416,825
REITs-Specialized: 1.83%
	CoreSite Realty Corp.
400,000	Series A, 7.250%(a)	10,348,000
	EPR Properties
248,700	Series C, 5.750%	7,637,577
130,215	Series F, 6.625%(a)	3,409,029
		21,394,606
REITs-Warehouse/Industrial: 3.30%
	Monmouth Real Estate Investment Corp.
432,050	Series A, 7.625%(a)	10,887,660
473,028	Series B, 7.875%(a)	12,346,031
400,000	Series C, 6.125%	10,340,000
	STAG Industrial, Inc.
200,000	Series B, 6.625%(a)	5,134,000
		38,707,691
	Total Preferred Stocks (Cost $419,119,055)	455,445,659

Principal Amount
Contingent Convertible Securities: 1.56%
Department Stores: 1.56%
	JC Penney Corp., Inc., Sr. Unsec. Notes
$21,810,000	7.625%, 03/01/97	18,211,350
	Total Contingent Convertible Securities (Cost $16,106,316)	18,211,350
Corporate Bonds: 5.34%
Department Stores: 1.73%
	JC Penney Corp., Inc., Sr. Unsec. Notes
5,000,000	6.375%, 10/15/36(a)	4,325,000
17,135,000	7.400%, 04/01/37	15,935,550
		20,260,550

REITS-Apartments: 0.12%
	Camden Property Trust, Sr. Unsec. Notes
$1,375,000	5.700%, 05/15/17	1,410,167
REITs-Healthcare: 0.85%
	Ventas Realty LP, Sr. Unsec. Notes
10,000,000	1.250%, 04/17/17	9,997,000
REITs-Regional Malls: 2.64%
	Simon Property Group LP, Sr. Unsec. Notes
30,718,000	2.150%, 09/15/17	30,925,715
	Total Corporate Bonds (Cost $58,042,643)	62,593,432
Convertible Corporate Bonds: 3.34%
REITs-Diversified: 3.34%
	Consolidated-Tomoka Land Co., Sr. Unsec.
20,250,000	4.500%, 03/15/20	19,882,969
	CorEnergy Infrastructure Trust, Inc., Sr. Unsec.
19,000,000	7.000%, 06/15/20	19,237,500
		39,120,469
	Total Convertible Corporate Bonds (Cost $37,657,682)	39,120,469

Par Value
Short-Term Securities: 6.83%
	United States Treasury Bill
50,000,000	0.300%, due 12/01/16(f)	49,987,350
30,000,000	0.310%, due 10/20/16(f)	29,997,750
	Total Short-Term Securities (Cost $79,968,828)	79,985,100
	Total Investments: 104.27% (Cost $1,064,266,967)	1,221,184,133
	Net Other Assets and Liabilities: (4.27)%	(50,058,267)
	Net Assets: 100.00%	$1,171,125,866

Shares
Schedule of Securities Sold Short
Exchange-Traded Funds
(1,200,000)	iShares® Dow Jones U.S. Real Estate ETF	$(96,768,000)
	Total Securities Sold Short
	(Proceeds $86,486,057)	$(96,768,000)

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for securities sold short or the line(s) of credit. At period end, the aggregate value of those securities was $654,963,290 representing 55.93% of net assets.
(b)	Affiliated company. See note 3 for more information.
(c)	Non-income producing security.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $26,953,670, representing 2.30% of net assets.
(e)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(f)	Rate shown represents the bond equivalent yield to maturity at date of puchase.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
09/29/2016	MedEquities Realty Trust, Inc.(c)(d)(e)	$4,466,400	$4,373,350	0.37%

Investment Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

Sr.—Senior

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Salient Select Opportunity Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 59.46%
Banks: 18.30%
60,000	Cascade Bancorp(a)(b)	$363,600
60,000	Commerzbank AG	386,747
54,680	Green Bancorp, Inc.(a)(b)	597,653
245,000	Lloyds Banking Group Plc	173,227
85,000	Unione di Banche Italiane SpA	195,744
8,500	Wells Fargo & Co.	376,380
		2,093,351
Capital Markets: 1.40%
12,084	FBR & Co.(a)	159,992
Healthcare Providers & Services: 4.15%
177,565	Genesis Healthcare, Inc.(a)(b)	474,099
Hotels & Motels: 6.67%
60,000	Belmond, Ltd., Class A(a)(b)	762,600
Hotels Restaurants & Leisure: 1.34%
30,000	Peak Resorts, Inc.(a)	152,700
REITs-Diversified: 3.81%
14,873	CorEnergy Infrastructure Trust, Inc.	436,225
REITs-Hotels: 18.49%
150,000	Ashford Hospitality Prime, Inc.	2,115,000
REITs-Mortgage: 2.79%
20,745	CIM Commercial Trust Corp.	318,643
REITs-Timber: 2.51%
9,000	Weyerhaeuser Co.(a)	287,460
	Total Common Stocks (Cost $8,430,515)	6,800,070
Exchange-Traded Funds: 2.08%
10,000	ProShares® UltraShort Euro(a)(b)(c)	237,600
	Total Exchange-Traded Funds (Cost $226,672)	237,600
Preferred Stocks: 10.13%
Marine: 2.82%
	Star Bulk Carriers Corp.
15,000	8.000%(a)	323,250

REITs-Diversified: 7.31%
	American Homes 4 Rent
30,000	Series C, 5.500%(a)	835,800
	Total Preferred Stocks (Cost $1,065,941)	1,159,050

Principal Amount
Contingent Convertible Securities: 7.99%
Banks: 7.99%
	Deutsche Bank AG, Jr. Sub. Notes
$500,000	7.500%, Perpetual Maturity(a)(d)(e)	406,875
	Unicredit Spa, Jr. Sub. Notes
600,000	8.000%, Perpetual Maturity(d)(e)	507,105
		913,980
	Total Contingent Convertible Securities (Cost $1,094,325)	913,980
Corporate Bonds: 3.78%
Department Stores: 3.78%
	JC Penney Corp., Inc., Sr. Unsec. Notes
500,000	6.375%, 10/15/36	432,500
	Total Corporate Bonds (Cost $384,086)	432,500
Convertible Corporate Bonds: 8.59%
REITs-Diversified: 8.59%
	Consolidated-Tomoka Land Co., Sr. Unsec.
1,000,000	4.500%, 03/15/20(a)	981,875
	Total Convertible Corporate Bonds (Cost $1,000,000)	981,875
	Total Investments: 92.03% (Cost $12,201,539)	10,525,075
	Net Other Assets and Liabilities: 7.97%	911,789
	Net Assets: 100.00%	$11,436,864

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for line(s) of credit. At period end, the aggregate market value of those securities was $5,583,503, representing 48.82% of net assets.
(b)	Non-income producing security.
(c)	This security is treated as a partnership for tax purposes and is not registered as an investment company under the Investment Company Act of 1940, as amended.
(d)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at September 30, 2016.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Investment Abbreviations:

Jr.—Junior

REIT—Real Estate Investment Trust

Sr.—Senior

Sub.—Subordinated

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Salient Tactical Growth Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Exchange-Traded Funds: 75.43%
328,377	iShares® Russell 2000® ETF	$40,787,707
344,920	PowerShares® QQQ Trust, Series 1	40,948,902
1,039,426	SPDR® S&P 500® ETF Trust	224,827,844
	Total Exchange-Traded Funds (Cost $294,566,575)	306,564,453
	Total Investments: 75.43% (Cost $294,566,575)	306,564,453
	Net Other Assets and Liabilities: 24.57%	99,833,767
	Net Assets: 100.00%	$406,398,220

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF—Exchange-Traded Fund

S&P—Standard & Poor’s

SPDR—Standard & Poor’s Depository Receipts

Portfolio of Investments (Note 1)

Salient Tactical Muni & Credit Fund

September 30, 2016 (Unaudited)

Principal Amount		Value (Note 1)
Corporate Bonds: 3.63%
Consumer, Non-cyclical: 1.06%
	Wesleyan University, Unsec. Notes
$ 1,000,000	4.781%, 07/01/16	$1,077,693
Financial: 1.97%
	IFP Funding II Llc, Sec. Notes
2,000,000	6.500%, 04/01/17(a)(b)(c)	1,995,233
Technology: 0.60%
	Activision Blizzard, Inc., Sr. Unsec. Notes
600,000	3.400%, 09/15/26(a)(b)	604,194
	Total Corporate Bonds (Cost $3,705,057)	3,677,120
Municipal Bonds: 86.92%
Alabama: 1.17%
	County of Jefferson, Alabama Sewer Convertible Revenue Warrants (Capital Appreciation), Sub-Lien, Series F
1,500,000	0.000%, 10/01/50(d)	1,182,780
Arizona: 2.50%
	Salt Verde, Arizona, Financial Corp., Senior Gas Revenue Bonds
2,000,000	5.000%, 12/01/37	2,532,360
California: 7.47%
	California State School Financing Authority Revenue Bonds (Launchpad Development Co.), Series A
500,000	5.000%, 06/01/46(a)	529,495
	California Statewide Communities Development Authority, Series A
2,000,000	5.250%, 12/01/56(a)	2,288,100
	Stockton Public Financing Authority Revenue Bonds (Delta Water Supply Project), Series A
1,000,000	6.125%, 10/01/35	1,261,100
2,750,000	6.250%, 10/01/40	3,478,035
		7,556,730

Florida: 0.89%
	County of Miami-Dade, Florida Special Obligation Capital Appreciation Subordinated Revenue Bonds
1,500,000	0.000%, 10/01/31(e)	899,640
Georgia: 2.50%
	Municipal Electric Authority of Georgia, Revenue Bonds (Build America Bonds, Plant Vogtle Units 3&4 Project J), Series A
1,000,000	6.637%, 04/01/57	1,350,930
	Savannah College of Art & Design Projects Revenue Bonds (Private Colleges & Universities Authority)
1,000,000	5.000%, 04/01/33	1,176,490
		2,527,420
Hawaii: 1.35%
	Honolulu City & County Board of Water Supply & Water Systems Revenue Bonds, Series A
1,100,000	5.000%, 07/01/27	1,367,564
Illinois: 10.12%
	City of Chicago, Illinois General Obligation Bonds, Series 2002B
2,000,000	5.500%, 01/01/34	2,130,600
	City of Chicago, Illinois General Obligation Bonds, Series 2005D
1,000,000	5.500%, 01/01/40	1,054,750
	Illinois State Finance Authority Revenue Bonds, Series C
1,500,000	5.000%, 02/15/32	1,737,885
1,000,000	5.000%, 02/15/41	1,123,820
	State of Illinois, General Obligation Bonds
500,000	5.000%, 03/01/37	529,305
	State of Illinois, General Obligation Bonds (Build America Bonds)
1,500,000	6.630%, 02/01/35	1,616,310
1,815,000	7.350%, 07/01/35	2,045,686
		10,238,356
Iowa: 4.29%
	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series A
4,290,000	6.500%, 06/01/23	4,336,375
Louisiana: 1.03%
	Louisiana State Public Facilities Authority Revenue Bonds (Entergy Louisiana Llc), Series A
1,000,000	3.375%, 09/01/28	1,038,820
Maryland: 0.48%
	Maryland State Economic Development Corp. Revenue Bonds (CNX Marine Terminals, Inc.)
470,000	5.750%, 09/01/25	479,875

Michigan: 3.92%
	Michigan State Finance Authority Revenue Bonds, Series F1
1,000,000	4.500%, 10/01/29	1,101,370
	Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series A
2,910,000	7.309%, 06/01/34	2,864,051
		3,965,421
Minnesota: 2.02%
	City of Rochester, Minnesota Health Care Facilities Refunding Revenue Bonds, Series B
1,500,000	5.000%, 11/15/34	2,040,330
Nebraska: 1.13%
	Nebraska Central Plains Energy Project, Gas Project Revenue Bonds (Project No. 3)
1,000,000	5.000%, 09/01/32	1,144,120
New Jersey: 8.91%
	New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 1A
4,000,000	4.625%, 06/01/26	4,036,280
1,750,000	5.000%, 06/01/41	1,689,765
	New Jersey Transportation Trust Fund Authority Revenue Bonds, Transportation Program, Series AA
2,500,000	5.000%, 06/15/45	2,714,425
500,000	5.250%, 06/15/29	573,555
		9,014,025
New York: 11.55%
	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds, Subseries B-1
1,000,000	5.000%, 08/01/31	1,254,040
	New York Liberty Development Corp., Refunding Revenue Bonds (World Trade Center Project), Class 1-3
3,000,000	5.000%, 11/15/44(a)	3,459,390
	New York Metropolitan Transportation Authority Revenue Bonds, Series C-1
3,590,000	5.000%, 11/15/31	4,415,736
	New York State Urban Development Corp. Revenue Bonds (New York State Urban Development), Series A
2,000,000	5.000%, 03/15/27	2,549,560
		11,678,726
Ohio: 9.65%
	Buckeye, Ohio Tobacco Settlement Financing Authority Revenue Bonds (Asset-Backed Sr. Turbo), Series A-2
5,000,000	5.125%, 06/01/24	4,880,700
4,790,000	6.500%, 06/01/47	4,884,890
		9,765,590

Pennsylvania: 2.31%
	Pennsylvania State Turnpike Commission Revenue Bonds, Series B
2,000,000	5.000%, 12/01/45	2,335,520
Puerto Rico: 0.45%
	Puerto Rico Electric Power Authority Revenue Refunding Bonds, Series UU
625,000	0.953%, 07/01/29(f)	459,375
Rhode Island: 1.36%
	Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series A
1,245,000	5.000%, 06/01/40	1,374,555
South Dakota: 2.18%
	South Dakota Educational Enhancement Funding Corp. Revenue Bonds (Educational Enhancement Fund), Series A
1,000,000	3.539%, 06/01/22	1,041,310
	South Dakota Health & Educational Facilities Authority Revenue Bonds (Sanford Obligated Group)
1,000,000	5.000%, 11/01/35	1,168,180
		2,209,490
Texas: 9.48%
	New Hope Cultural Education Facilities Corp. Taxable Student Housing Revenue Bonds, Series B
1,000,000	5.000%, 07/01/46	1,142,350
	North Texas Tollway Authority Revenue Bonds, Series B
1,000,000	5.000%, 01/01/40	1,166,810
1,000,000	5.000%, 01/01/45	1,164,820
	Port Beaumont Navigation District Dock & Wharf Facilities Revenue Bonds (Jefferson Energy Co.), VRDN
3,000,000	7.250%, 02/01/36(a)(f)	3,161,610
	Texas State Public Finance Authority, Taxable Revenue Bonds (Texas Windstorm Insurance Association)
975,000	5.250%, 07/01/17	978,764
1,875,000	8.250%, 07/01/24	1,974,262
		9,588,616
Washington: 1.17%
	Port of Seattle, Washington Revenue Bonds, Series A
1,000,000	5.000%, 04/01/40	1,184,000
West Virginia: 0.99%
	West Virginia Economic Development Authority Refunding Revenue Bonds (Morgantown Energy Assistance Project)
1,000,000	2.875%, 12/15/26	1,003,060
	Total Municipal Bonds (Cost $81,152,272)	87,922,748

Par Value
Short-Term Securities: 5.24%
	FHLB, Discount Notes
400,000	0.270%, due 11/23/16(g)	399,841
700,000	0.285%, due 10/24/16(g)	699,869
200,000	0.288%, due 10/27/16(g)	199,958
100,000	0.295%, due 10/26/16(g)	99,979
100,000	0.296%, due 10/21/16(g)	99,983
1,300,000	0.298%, due 10/25/16(g)	1,299,738
1,800,000	0.300%, due 10/13/16(g)	1,799,836
200,000	0.301%, due 10/12/16(g)	199,981
500,000	0.301%, due 10/14/16(g)	499,943
	Total Short-Term Securities (Cost $5,299,143)	5,299,128
	Total Investments: 95.79% (Cost $90,156,472)	96,898,996
	Net Other Assets and Liabilities: 4.21%	4,256,089	(h)
	Net Assets: 100.00%	$101,155,085

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $12,038,022, representing 11.90% of net assets.
(b)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.
(c)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(d)	Represents a step-up bond. Rate disclosed is as of September 30, 2016.
(e)	Represents a zero coupon bond.
(f)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at September 30, 2016.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(h)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
10-Year U.S. Treasury Notes Futures	Short	(123)	12/20/16	$(16,128,375)	$(15,831)
30-Year U.S. Treasury Notes Futures	Short	(5)	12/20/16	(840,781)	(10,781)
5-Year U.S. Treasury Notes Futures	Short	(32)	12/30/16	(3,888,500)	(500)
Total Futures Contracts				$(20,857,656)	$(27,112)

Interest Rate Swap Contracts

Counter Party	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity	Notional Amount	Premiums Paid (Received)	Net Unrealized Gain/(Loss)
Bank of America	Receive	SIFMA MUNI SWAP INDEX YIELD	1.128%	09/16/26	$1,900,000	$—	$763
Total of Interest Rate Swap Contracts					$1,900,000	$—	$763

Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees are as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
09/14/16	Activision Blizzard, Inc., Sr. Unsec. Notes
	3.400%, 09/15/26(a)(b)	$597,690	$604,194	0.60%
02/11/16	IFP Funding II Llc, Sec. Notes
	6.500%, 04/01/17(a)(b)(c)	2,000,000	1,995,233	1.97%
		$2,597,690	$2,599,427	2.57%

Investment Abbreviations:

FHLB—Federal Home Loan Bank

Sec.—Secured

Sr.—Senior

Unsec.—Unsecured

Portfolio of Investments (Note 1)

Salient Tactical Real Estate Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 95.39%
Healthcare Providers & Services: 0.93%
243,000	Genesis Healthcare, Inc.(a)(b)	$648,810
Hotels & Motels: 1.70%
93,500	Belmond, Ltd., Class A(b)	1,188,385
Leisure Facilities: 0.29%
40,000	Peak Resorts, Inc.	203,600
Lodging: 0.00%(c)
1	Interval Leisure Group, Inc.	17
Real Estate Operating/Development: 4.02%
21,020,000	CSI Properties, Ltd.	772,356
102,000	Great Eagle Holdings, Ltd.	456,977
75,000	Hysan Development Co., Ltd.	351,484
226,000	Soundwill Holdings, Ltd.	412,000
54,166	Sun Hung Kai Properties, Ltd.	817,756
		2,810,573
REITs-Apartments: 6.40%
7,000	American Campus Communities, Inc.(a)	356,090
13,000	AvalonBay Communities, Inc.(a)	2,311,920
28,000	Equity Residential(a)	1,801,240
		4,469,250
REITs-Diversified: 10.63%
11,000	Alexander & Baldwin, Inc.(a)	422,620
32,000	American Assets Trust, Inc.(a)	1,388,160
5,500	CoreSite Realty Corp.(a)	407,220
2,800	Howard Hughes Corp.(a)(b)	320,600
178,000	Lexington Realty Trust(a)	1,833,400
60,000	Urstadt Biddle Properties, Inc., Class A(a)	1,333,200
17,000	Vornado Realty Trust(a)	1,720,570
		7,425,770
REITs-Healthcare: 8.10%
46,000	MedEquities Realty Trust, Inc.(b)(d)(e)	540,500
50,000	MedEquities Realty Trust, Inc.(e)	587,500
70,000	Sabra Health Care REIT, Inc.(a)	1,762,600
33,000	Senior Housing Properties Trust(a)	749,430
27,000	Welltower, Inc.(a)	2,018,790
		5,658,820
REITs-Hotels: 6.15%
144,000	Ashford Hospitality Prime, Inc.(a)	2,030,400
46,700	Chatham Lodging Trust(a)	898,975
213,000	FelCor Lodging Trust, Inc.(a)	1,369,590
		4,298,965
REITs-Mortgage: 5.43%
185,000	Colony Capital, Inc., Class A(a)	3,372,550
39,000	iStar, Inc.(a)(b)	418,470
		3,791,020

REITs-Office Property: 20.55%
41,500	Brandywine Realty Trust(a)	648,230
33,000	Corporate Office Properties Trust(a)	935,550
16,200	Digital Realty Trust, Inc.(a)	1,573,344
229,300	Franklin Street Properties Corp.(a)	2,889,180
30,000	HCP, Inc.(a)	1,138,500
34,400	Liberty Property Trust(a)	1,388,040
80,000	Mack-Cali Realty Corp.(a)	2,177,600
151,000	New York REIT, Inc.(a)	1,381,650
43,400	Paramount Group, Inc.	711,326
14,000	SL Green Realty Corp.(a)	1,513,400
		14,356,820
REITs-Regional Malls: 4.89%
28,700	General Growth Properties, Inc.(a)	792,120
14,400	Macerich Co.(a)	1,164,528
6,600	Seritage Growth Properties REIT, Class A(a)	334,488
15,150	Taubman Centers, Inc.(a)	1,127,312
		3,418,448
REITs-Residential: 4.34%
136,000	American Homes 4 Rent, Class A	2,943,040
6,500	Preferred Apartment Communities, Inc., Class A	87,815
		3,030,855
REITs-Shopping Centers: 7.18%
27,000	Brixmor Property Group, Inc.(a)	750,330
26,000	Equity One, Inc.(a)	795,860
26,000	Kimco Realty Corp.(a)	752,700
68,400	Retail Opportunity Investments Corp.(a)	1,502,064
11,100	Tanger Factory Outlet Centers, Inc.	432,456
448,000	Wheeler REIT, Inc.(a)	784,000
		5,017,410
REITs-Specialized: 5.13%
15,000	American Tower Corp.(a)	1,699,950
12,700	Crown Castle International Corp.(a)	1,196,467
13,000	QTS Realty Trust, Inc., Class A	687,050
		3,583,467
REITs-Storage: 3.28%
10,000	Extra Space Storage, Inc.	794,100
71,600	National Storage Affiliates Trust(a)	1,499,304
		2,293,404
REITs-Timber: 3.06%
67,000	Weyerhaeuser Co.(a)	2,139,980
REITs-Warehouse/Industrial: 3.31%
66,200	Dream Industrial REIT	396,105
33,100	Dream Office REIT	426,885
60,888	STAG Industrial, Inc.(a)	1,492,365
		2,315,355
	Total Common Stocks (Cost $58,347,886)	66,650,949

Convertible Preferred Stocks: 1.35%
REITs-Hotels: 1.35%
	Ashford Hospitality Prime, Inc.
40,000	Series B, 5.500%	943,600
	Total Convertible Preferred Stocks (Cost $1,000,000)	943,600

Principal Amount
Convertible Corporate Bonds: 1.05%
REITs-Diversified: 1.05%
	Consolidated-Tomoka Land Co., Sr. Unsec.
$750,000	4.500%, 03/15/20	736,406
	Total Convertible Corporate Bonds (Cost $750,000)	736,406
	Total Investments: 97.79% (Cost $60,097,886)	68,330,955
	Net Other Assets and Liabilities: 2.21%	1,541,413
	Net Assets: 100.00%	$69,872,368

Shares
Schedule of Securities Sold Short
Common Stocks
(20,000)	Realty Income Corp.	$(1,338,600)
Exchange-Traded Funds
(120,000)	iShares® U.S. Real Estate ETF	(9,676,800)
(60,000)	Vanguard REIT ETF	(5,204,400)
	Total Securities Sold Short (Proceeds $14,809,842)	$(16,219,800)

Percentages are stated as a percent of net assets.

(a)	Security, or portion of security, is being held as collateral for short sales or the line(s) of credit. At period end, the aggregate market value of those securities was $47,333,358, representing 67.74% of net assets.
(b)	Non-income producing security.
(c)	Less than 0.005%.
(d)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. At period end, the aggregate value of those securities was $1,128,000, representing 1.61% of net assets.

Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
09/29/2016	MedEquities Realty Trust, Inc.(b)(d)(e)	$552,000	$540,500	0.77%

Investment Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

Sr.—Senior

Unsec—Unsecured

Portfolio of Investments (Note 1)

Salient US Dividend Signal Fund

September 30, 2016 (Unaudited)

Shares		Value (Note 1)
Common Stocks: 96.53%
Consumer Discretionary: 11.63%
1,300	Comcast Corp., Class A	$86,242
800	Monro Muffler Brake, Inc.	48,936
500	Omnicom Group, Inc.	42,500
1,800	Pool Corp.	170,136
750	Time Warner, Inc.	59,707
800	Williams-Sonoma, Inc.	40,864
		448,385
Consumer Staples: 8.53%
1,200	Casey’s General Stores, Inc.	144,180
1,700	PepsiCo, Inc.	184,909
		329,089
Energy: 7.60%
700	Core Laboratories NV	78,631
1,200	Phillips 66	96,660
1,500	Schlumberger, Ltd.	117,960
		293,251
Financials: 14.43%
100	BlackRock, Inc.	36,246
1,500	Evercore Partners, Inc., Class A	77,265
2,300	JPMorgan Chase & Co.	153,157
2,400	Stonegate Bank	81,000
3,300	U.S. Bancorp	141,537
4,500	Virtu Financial, Inc., Class A	67,365
		556,570
Healthcare: 15.08%
600	Cooper Companies, Inc.	107,556
1,600	Johnson & Johnson	189,008
2,400	Pfizer, Inc.	81,288
2,400	Roche Holdings AG, Sponsored ADR	74,328
1,300	Varian Medical Systems, Inc.(a)	129,389
		581,569
Industrials: 11.57%
488	General Dynamics Corp.	75,718
1,550	John Bean Technologies Corp.	109,353
1,000	Norfolk Southern Corp.	97,060
1,800	Owens Corning	96,102
1,800	Robert Half International, Inc.	68,148
		446,381
Information Technology: 22.19%
1,533	Apple, Inc.	173,306
1,900	Broadridge Financial Solutions, Inc.	128,801
1,000	DST Systems, Inc.	117,920
500	Littelfuse, Inc.	64,405
1,909	Microchip Technology, Inc.	118,625
1,500	Microsoft Corp.	86,400
1,492	Texas Instruments, Inc.	104,708
1,100	Vantiv, Inc., Class A(a)	61,897
		856,062
Materials: 3.78%
1,101	Eastman Chemical Co.	74,516
900	Neenah Paper, Inc.	71,109
		145,625

Real Estate: 1.72%
2,400	HFF, Inc., Class A	66,456
	Total Common Stocks (Cost $3,533,421)	3,723,388
	Total Investments: 96.53% (Cost $3,533,421)	3,723,388
	Net Other Assets and Liabilities: 3.47%	133,977
	Net Assets: 100.00%	$3,857,365

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Investment Abbreviations:

ADR—American Depositary Receipt

Portfolio of Investments (Note 1)

Salient Adaptive Balanced Fund

September 30, 2016 (Unaudited)

Shares		Allocation	Value (Note 1)
Affiliated Investment Companies: 100.79%
1,134,245	Salient Adaptive Growth Fund—Class I	24.94%	$9,935,986
190,874	Salient Adaptive US Equity Fund—Class Z	17.98%	7,161,592
254,813	Salient EM Corporate Debt Fund—Institutional Class	4.88%	1,944,225
102,185	Salient Frontier Strategy Fund—Class Z	2.02%	804,196
211,232	Salient High Yield Fund—Class Z	4.89%	1,949,670
778,438	Salient International Dividend Signal Fund—Institutional Class	12.58%	5,013,143
355,457	Salient Investment Grade Fund—Class Z	10.17%	4,052,211
83,760	Salient Real Estate Fund—Institutional	2.74%	1,092,232
99,767	Salient Select Income Fund—Institutional Class	6.14%	2,446,295
91,953	Salient Tactical Muni & Credit Fund—Institutional Class	1.81%	721,828
488,114	Salient Trend Fund—Class I	12.64%	5,037,339
	Total Affiliated Investment Companies (Cost $37,727,685)		40,158,717
	Total Investments: 100.79% (Cost $37,727,685)		40,158,717
	Net Other Assets and Liabilities: (0.79)%		(316,142)
	Net Assets: 100.00%		$39,842,575

Percentages are stated as a percent of net assets.

Portfolio of Investments (Note 1)

Salient Adaptive Income Fund

September 30, 2016 (Unaudited)

Shares		Allocation	Value (Note 1)
Affiliated Investment Companies: 98.33%
483,247	Salient EM Corporate Debt Fund—Institutional Class	24.29%	$3,687,175
408,886	Salient High Yield Fund—Class Z	24.87%	3,774,021
306,188	Salient International Dividend Signal Fund—Institutional Class	12.99%	1,971,851
14,623	Salient Investment Grade Fund—Class Z	1.10%	166,703
85,716	Salient Real Estate Fund—Institutional Class	7.36%	1,117,739
151,273	Salient Select Income Fund—Institutional Class	24.44%	3,709,210
63,351	Salient Tactical Muni & Credit Fund—Institutional Class	3.28%	497,305
	Total Affiliated Investment Companies (Cost $14,717,262)		14,924,004
	Total Investments: 98.33% (Cost $14,717,262)		14,924,004
	Net Other Assets and Liabilities: 1.67%		253,610
	Net Assets: 100.00%		$15,177,614

Percentages are stated as a percent of net assets.

Forward Funds

Notes to Schedule of Portfolio of Investments (Unaudited)

September 30, 2016

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of financial statements in accordance with GAAP requires Forward Management, LLC d/b/a Salient, (the “Advisor” or “Salient Management”) to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Salient Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The Portfolio of Investments have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2016.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or a market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendors may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or Salient Management may determine value based on quotes from dealers that make markets in such securities.

Bank loans are primarily valued by using a composite loan price from an independent pricing vendor (approved by the Board of Trustees). The methodology used by the Funds’ independent pricing vendor for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies and offshore affiliated subsidiaries are valued at the investment company’s or subsidiary’s applicable net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

Securities Transactions and Investment Income: For financial statement purposes, securities transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Master Limited Partnerships (“MLPs”): Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. MLPs often own interests in properties or businesses that are related to the oil and gas industries, although MLPs may invest in other types of investments. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (such as a Fund investing in a MLP) are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of units of a MLP may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in a MLP than investors in a corporation, and conflicts of interest may exist among unit holders and the general partner of a MLP. MLPs that concentrate in a particular industry or region are subject to risk associated with such industry or region. Investments held by MLPs may be illiquid. MLP unit prices may be more volatile than securities of larger or more broadly based companies.

Unlike most corporations, MLPs do not pay income tax but instead pass through their taxable income to unit holders who are required to report their allocable share of a MLP’s taxable income. A MLP’s distribution to unit holders may exceed the unit holder’s share of the MLP’s taxable income, and a portion of the distribution may represent a return of capital. If a Fund invests in a MLP that makes a return of capital, a portion of the Fund’s distribution to shareholders may also represent a return of capital.

Portfolio of Investments: The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As of September 30, 2016, the following Funds held securities sold short:

Fund	Securities Sold Short Value at 09/30/16
Salient EM Corporate Debt Fund	$2,167,200
Salient Select Income Fund	96,768,000
Salient Tactical Real Estate Fund	16,219,800

No other Funds held securities sold short as of September 30, 2016.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2016:

Investments in Securities	Level 1	Level 2	Level 3	Total
Salient Adaptive Balanced Fund
Affiliated Investment Companies	$40,158,717	$—	$—	$40,158,717

Total	$40,158,717	$—	$—	$40,158,717

Salient Adaptive Income Fund
Affiliated Investment Companies	$14,924,004	$—	$—	$14,924,004

Total	$14,924,004	$—	$—	$14,924,004

Salient Adaptive US Equity Fund
Exchange-Traded Funds	$18,220,611	$—	$—	$18,220,611

Total	$18,220,611	$—	$—	$18,220,611

Salient EM Corporate Debt Fund
Common Stocks(a)	$1,469,959	$—	$—	$1,469,959
Foreign Government Obligations(a)	—	11,656,289	—	11,656,289
Asset-Backed Securities(a)	—	2,378,300	—	2,378,300
Corporate Bonds(a)	—	82,196,280	—	82,196,280
Warrants(a)	—	3,193	—	3,193

Total	$1,469,959	$96,234,062	$—	$97,704,021

Salient EM Dividend Signal Fund
Common Stocks(a)	$13,064,066	$—	$—	$13,064,066
Exchange-Traded Funds(a)	8,375,206	—	—	8,375,206
Participation Notes(a)	—	1,182,904	—	1,182,904

Total	$21,439,272	$1,182,904	$—	$22,622,176

Salient EM Infrastructure Fund
Common Stocks(a)	$23,544,727	$—	$—	$23,544,727
Limited Partnerships(a)	284,757	—	—	284,757
Participation Notes(a)	—	1,183,126	—	1,183,126
Preferred Stocks(a)	19,303	—	—	19,303

Total	$23,848,787	$1,183,126	$—	$25,031,913

Salient Frontier Strategy Fund
Exchange-Traded Funds	$360,804	$—	$—	$360,804

Total	$360,804	$—	$—	$360,804

Salient High Yield Fund
Common Stocks(a)	$5,126,986	$—	$—	$5,126,986
Corporate Bonds(a)	—	77,428,201	—	77,428,201
Warrants
Energy	152,752	—	—	152,752
Industrials	—	5,321	—	5,321

Total	$5,279,738	$77,433,522	$—	$82,713,260

Salient International Dividend Signal Fund
Common Stocks(a)	$180,985,899	$—	$—	$180,985,899
Limited Partnerships(a)	875,909	—	—	875,909
Participation Notes(a)	—	6,190,615	—	6,190,615
Preferred Stocks(a)	3,828,860	—	—	3,828,860
Collateralized Mortgage Obligations(a)	—	1,509,026	—	1,509,026
Corporate Bonds(a)	—	4,904,450	—	4,904,450

Total	$185,690,668	$12,604,091	$—	$198,294,759

Salient International Real Estate Fund
Common Stocks(a)	$23,006,585	$—	$—	$23,006,585
Exchange-Traded Funds	492,027	—	—	492,027

Total	$23,498,612	$—	$—	$23,498,612

Salient International Small Cap Fund
Common Stocks(a)	$130,112,775	$—	$—	$130,112,775
Preferred Stocks(a)	1,357,440	—	—	1,357,440

Total	$131,470,215	$—	$—	$131,470,215

Salient Investment Grade Fund
U.S. Treasury Bonds & Notes	$—	$4,920,089	$—	$4,920,089

Total	$—	$4,920,089	$—	$4,920,089

Salient Real Estate Fund
Common Stocks(a)	$39,551,513	$—	$—	$39,551,513

Total	$39,551,513	$—	$—	$39,551,513

Salient Select Income Fund
Common Stocks
REITs-Apartments	$—	$4,074,070	$—	$4,074,070
REITs-Healthcare	48,438,350	18,506,250	—	66,944,600
Other(a)	306,812,107	—	—	306,812,107
Convertible Preferred Stocks(a)	187,997,346	—	—	187,997,346
Preferred Stocks(a)	455,445,659	—	—	455,445,659
Contingent Convertible Securities(a)	—	18,211,350	—	18,211,350
Corporate Bonds(a)	—	62,593,432	—	62,593,432
Convertible Corporate Bonds(a)	—	39,120,469	—	39,120,469
Short-Term Securities	—	79,985,100	—	79,985,100

Total	$998,693,462	$222,490,671	$—	$1,221,184,133

Salient Select Opportunity Fund
Common Stocks(a)	$6,800,070	$—	$—		$6,800,070
Exchange-Traded Funds	237,600	—	—		237,600
Preferred Stocks(a)	1,159,050	—	—		1,159,050
Contingent Convertible Securities(a)	—	913,980	—		913,980
Corporate Bonds(a)	—	432,500	—		432,500
Convertible Corporate Bonds(a)	—	981,875	—		981,875

Total	$8,196,720	$2,328,355	$—		$10,525,075

Salient Tactical Growth Fund
Exchange-Traded Funds	$306,564,453	$—	$—		$306,564,453

Total	$306,564,453	$—	$—		$306,564,453

Salient Tactical Muni & Credit Fund
Corporate Bonds
Consumer, Non-cyclical	$—	$1,077,693	$—		$1,077,693
Financial	—	—	1,995,233	(b)	1,995,233
Technology	—	604,194	—		604,194
Municipal Bonds(a)	—	87,922,748	—		87,922,748
Short-Term Securities	—	5,299,128	—		5,299,128

Total	$—	$94,903,763	$1,995,233		$96,898,996

Salient Tactical Real Estate Fund
Common Stocks
REITs-Healthcare	$5,071,320	$587,500	$—	$5,658,820
Other(a)	60,992,129	—	—	60,992,129
Preferred Stocks(a)	943,600	—	—	943,600
Convertible Corporate Bonds(a)	—	736,406	—	736,406

Total	$67,007,049	$1,323,906	$—	$68,330,955

Salient US Dividend Signal Fund
Common Stocks(a)	$3,723,388	$—	$—	$3,723,388

Total	$3,723,388	$—	$—	$3,723,388

(a)	For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.
(b)	A Treasury Bond issue of similar duration was selected to serve as a proxy for the price movements of the security.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Salient Adaptive US Equity Fund
Liabilities
Futures Contracts	$(6,368)	$—	$—	$(6,368)

Total	$(6,368)	$—	$—	$(6,368)

Salient Commodity Long/Short Strategy Fund
Assets
Futures Contracts	$327,547	$—	$—	$327,547
Liabilities
Futures Contracts	(286,641)	—	—	(286,641)

Total	$40,906	$—	$—	$40,906

Salient EM Corporate Debt Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(2,167,200)	$—	$—	$(2,167,200)

Total	$(2,167,200)	$—	$—	$(2,167,200)

Salient EM Dividend Signal Fund
Assets
Futures Contracts	$3,462	$—	$—	$3,462

Total	$3,462	$—	$—	$3,462

Salient Frontier Strategy Fund
Assets
Total Return Swap Contracts	$—	$142,209	$—	$142,209

Total	$—	$142,209	$—	$142,209

Salient High Yield Fund
Liabilities
Securities Sold Short
Corporate Bonds	$—	$(3,073,650)	$—	$(3,073,650)
Credit Default Swap Contracts	—	(81,780)	—	(81,780)

Total	$—	$(3,155,430)	$—	$(3,155,430)

Salient International Dividend Signal Fund
Assets
Futures Contracts	$40,388	$—	$—	$40,388

Total	$40,388	$—	$—	$40,388

Salient Investment Grade Fund
Assets
Credit Default Swap Contracts	$—	$17,746	$—	$17,746

Total	$—	$17,746	$—	$17,746

Salient Select Income Fund
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(96,768,000)	$—	$—	$(96,768,000)

Total	$(96,768,000)	$—	$—	$(96,768,000)

Salient Tactical Muni & Credit Fund
Assets
Interest Rate Swap Contracts	$—	$763	$—	$763
Liabilities
Futures Contracts	(27,112)	—	—	(27,112)

Total	$(27,112)	$763	$—	$(26,349)

(a)	Other financial instruments are derivative instruments reflected in the schedules to the Portfolio of Investments, such as swap contracts, short sales and futures contracts.

The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred. As of September 30, 2016 there were no transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Salient Select Income Fund	Salient Tactical Muni & Credit Fund	Salient Tactical Real Estate Fund
	Convertible Preferred Stocks	Corporate Bonds	Convertible Preferred Stocks
Balance as of December 31, 2015	$54,502,400	$—	$851,600
Accrued discount/ premium	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/Depreciation	—	(4,767)	—
Purchases	—	2,000,000	—
Sales Proceeds	—	—	—
Transfer into Level 3	—	—	—
Transfer out of Level 3(a)	(54,502,400)	—	(851,600)

Balance as of September 30, 2016	$—	$1,995,233	$—

Net change in unrealized appreciation/depreciation attributable to Level 3 investments held at September 30, 2016	$—	$(4,767)	$—

(a)	The transfers out of Level 3 were due to an evaluated price becoming available after December 31, 2015.

As of September 30, 2016, no other Funds, except above, had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap contracts, forward currency contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Currency Contracts: Certain Funds invest in forward currency contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. As of September 30, 2016, the Funds held no forward currency contracts.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of September 30, 2016, the Funds had outstanding unrealized gain/ (loss) on futures contracts as follows:

Fund	Unrealized Gain/(Loss) on Futures Contracts at 09/30/16
Salient Adaptive US Equity Fund	$(6,368)
Salient Commodity Long/Short Strategy Fund	40,906
Salient EM Dividend Signal Fund	3,462
Salient International Dividend Signal Fund	40,388
Salient Tactical Muni & Credit Fund	(27,112)

No other Funds held futures contracts as of September 30, 2016.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. The Funds held no purchased or written options as of September 30, 2016.

Written option activity for the nine months ended September 30, 2016 was as follows:

Salient Tactical Real Estate Fund	NUMBER OF CONTRACTS	CONTRACT PREMIUM
Outstanding, at beginning of year December 31, 2015	(220)	$(58,625)

Options written	(700)	(109,870)
Options closed	520	129,752
Options exercised	100	5,400
Options expired	300	33,343

Outstanding, September 30, 2016	—	$—

Swaps: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the-counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness or that are centrally cleared.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market index without owning or taking physical custody of such security or component securities of a market index. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed upon between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. Any net amount accrued but not yet paid to a Fund by the counterparty under a swap agreement (i.e., the Fund’s current rights under the swap agreement) is recorded as unrealized appreciation until the amount is paid to the Fund. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Salient Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements that cannot be terminated or sold within seven days may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines) or that are centrally cleared. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986 (the “Code”) may limit a Fund’s ability to use swap agreements. It is possible that developments in the swap market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern over-the-counter financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

During the nine months ended September 30, 2016, the Salient EM Corporate Debt Fund, Salient Frontier Strategy Fund, the Salient High Yield Fund, the Salient Investment Grade Fund and the Salient Tactical Muni & Credit Fund invested in swap agreements consistent with the Fund’s investment strategies to gain exposure to certain markets or indices. As of September 30, 2016, the Salient Frontier Strategy Fund, the Salient High Yield Fund, the Salient Investment Grade Fund and the Salient Tactical Muni & Credit Fund held swap agreements and have disclosed the details in the Portfolio of Investments. No other Funds held swap agreements at September 30, 2016.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant.

The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of September 30, 2016, the Salient EM Corporate Debt Fund and Salient High Yield Fund held warrants with a market value of $3,193 and $158,073. No other Funds held warrants as of September 30, 2016.

Cash Management Transactions: The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

Commodity Futures Trading Commission Regulation: The Salient Commodity Long/Short Strategy Fund and the Fund’s wholly-owned subsidiary, the Salient Commodity Long/Short Strategy (Cayman) Fund Ltd., are subject to regulation as commodity pools under the Commodity Exchange Act pursuant to rules enacted by the Commodity Futures Trading Commission (the “CFTC”). The Advisor has registered with the CFTC as a Commodity Pool Operator and is a member of the National Futures Association. As a result, additional CFTC mandated disclosure, reporting and recordkeeping obligations are in effect with respect to this Fund. Compliance with the CFTC’s ongoing regulatory compliance requirements could increase the Fund’s expenses, adversely affecting its total return.

Leverage: The Salient EM Corporate Debt Fund, the Salient High Yield Fund, the Salient International Dividend Signal Fund, the Salient Select Income Fund, the Salient Select Opportunity Fund, the Salient Tactical Real Estate Fund, and the Salient US Dividend Signal Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Funds may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Funds’ portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Salient EM Corporate Debt Fund, the Salient High Yield Fund, the Salient International Dividend Signal Fund, the Salient Select Income Fund, the Salient Select Opportunity Fund, the Salient Tactical Real Estate Fund and the Salient US Dividend Signal Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). The Funds are charged interest of 1.20% above the one-month LIBOR for borrowing under these agreements.

The Salient International Dividend Signal Fund, the Salient Select Income Fund and the Salient Tactical Real Estate Fund also maintain a separate lines of credit with Société Générale. For borrowings under this agreement, the Funds are charged interest of 0.95% above the one-month LIBOR. Additionally, if the borrowed amount by a Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount.

The Salient US Dividend Signal Fund did not borrow under its line of credit agreement during the nine months ended September 30, 2016. The Salient EM Corporate Debt Fund, the Salient High Yield Fund, the Salient International Dividend Signal Fund, the Salient Select Income Fund, the Salient Select Opportunity Fund and the Salient Tactical Real Estate Fund have each pledged a portion of its investment securities as the collateral for their lines of credit. As of September 30, 2016, the value of the investment securities pledged as collateral and the borrowed amounts on the lines of credit were as follows:

Fund	Collateral Pledged	Borrowed Amounts
Salient EM Corporate Debt Fund	$37,917,148	$15,645,824
Salient High Yield Fund	41,242,650	947
Salient International Dividend Signal Fund	54,993,367	1,334,070
Salient Tactical Real Estate Fund	20,834,361	5,992,270
Salient Select Income Fund	622,027,390	44,345,405
Salient Select Opportunity Fund	5,583,503	1,507,030

Investments in a Wholly-Owned Subsidiary: The Salient Commodity Long/Short Strategy Fund seeks exposure to the commodity markets primarily through investments in commodity-linked derivative instruments, including commodity index-linked notes (sometimes referred to as “structured notes”), swap agreements, commodity options, futures and options on futures, and through investments in the Salient Commodity Long/Short Strategy (Cayman) Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Salient Management acts as Investment Advisor to the Fund and to the Subsidiary. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code, and recent IRS rulings. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from a Fund’s investment in its Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments, which might result in difficulty in implementing its investment strategy.

Basis for Consolidation for the Salient Commodity Long/Short Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on October 12, 2010 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of September 30, 2016, net assets of the Salient Commodity Long/Short Strategy Fund were $3,373,707 of which $774,454 or 22.96% represented the Fund’s ownership of all issued shares and voting rights of the Fund’s Subsidiary.

In addition, the Advisor has filed for and received no-action relief from the CFTC that permits consolidation of the financial statements for the Salient Commodity Long/Short Strategy Fund and its Subsidiary.

2. Tax Basis Information

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to partnerships, deferral of losses on wash sales and realization of unrealized gains/(losses) on investments in passive foreign investment companies for tax purposes. As of September 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/( depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Salient Adaptive Balanced Fund	$38,102,823	$3,175,574	$(1,119,680)	$2,055,894
Salient Adaptive Income Fund	15,400,717	—	(476,713)	(476,713)
Salient Adaptive US Equity Fund	17,649,919	584,308	(13,616)	570,692
Salient Commodity Long/Short Strategy Fund	—	—	—	—

Salient EM Corporate Debt Fund	97,948,509	6,204,386	(6,448,874)	(244,488)
Salient EM Dividend Signal Fund	21,021,321	1,923,832	(322,977)	1,600,855
Salient EM Infrastructure Fund	24,165,768	1,923,122	(1,056,977)	866,145
Salient Frontier Strategy Fund	358,550	2,254	—	2,254
Salient High Yield Fund	79,169,142	6,943,876	(3,399,758)	3,544,118
Salient International Dividend Signal Fund	183,134,845	29,381,514	(14,221,601)	15,159,913
Salient International Real Estate Fund	23,288,266	1,574,453	(1,364,107)	210,346
Salient International Small Cap Fund	107,357,500	28,968,561	(4,855,846)	24,112,715
Salient Investment Grade Fund	4,790,544	129,545	—	129,545
Salient Real Estate Fund	33,712,773	6,694,573	(855,833)	5,838,740
Salient Select Income Fund	1,068,633,654	183,526,406	(30,975,927)	152,550,479
Salient Select Opportunity Fund	12,260,187	225,435	(1,960,547)	(1,735,112)
Salient Tactical Growth Fund	301,134,226	5,430,227	—	5,430,227
Salient Tactical Muni & Credit Fund	90,156,472	6,797,340	(54,053)	6,743,287
Salient Tactical Real Estate Fund	61,087,783	10,188,061	(2,944,889)	7,243,172
Salient US Dividend Signal Fund	3,533,421	304,477	(114,510)	189,967

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital loss, which increases the likelihood that the pre-enactment capital losses will expire unused. Under the pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. As of December 31, 2015, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Expiring in 2016(a)	Expiring in 2017(a)	Expiring in 2018(a)	Short- Term(b)	Long- Term(b)	Total
Salient Adaptive Balanced Fund	$—	$—	$—	$1,153,955	$6,260,744	$7,414,699
Salient Adaptive Income Fund	—	—	—	744,646	10,198	754,844
Salient Commodity Long/Short Strategy Fund	—	—	—	293,609	259,464	553,073
Salient EM Corporate Debt Fund	—	51,786	—	18,016,816	25,854,119	43,922,721
Salient EM Dividend Signal Fund	—	—	—	1,485,471	194,763	1,680,234
Salient EM Infrastructure Fund	3,342,497	30,182,432	24,061,967	540,176	—	58,127,072

Salient Frontier Strategy Fund	—	—	—	7,199,517	8,671,719	15,871,236
Salient High Yield Fund	—	—	—	3,029,565	2,142,277	5,171,842
Salient International Dividend Signal Fund(c)	—	2,145,728	—	29,543,518	9,264,704	40,953,950
Salient International Real Estate Fund	67,712,152	60,639,639	3,986,802	9,012,317	5,974,471	147,325,381
Salient International Small Cap Fund	11,479,558	179,253,577	—	—	—	190,733,135
Salient Investment Grade Fund	1,479,849	—	7,106,398	281,424	6,704,372	15,572,043
Salient Real Estate Fund(c)	561,668	—	—	—	—	561,668
Salient Select Opportunity Fund	—	—	—	542,645	131,180	673,825
Salient Tactical Growth Fund	—	—	—	2,141,920	401,906	2,543,826
Salient Tactical Muni & Credit Fund	—	—	—	66,573,755	26,542,327	93,116,082
Salient Tactical Real Estate Fund	43,166,119	107,182,629	—	—	—	150,348,748
Salient US Dividend Signal Fund	—	—	—	1,345,012	766,982	2,111,994

(a)	Capital losses incurred prior to December 31, 2010 under pre-enactment law.
(b)	Capital losses incurred after December 31, 2010 under the Act and not subject to expiration.
(c)	Subject to limitations under §382 of the Code.

The Funds elect to defer to the period ending December 31, 2016 capital losses and late year ordinary losses recognized during the period November 1, 2015 to December 31, 2015 in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Salient Adaptive Balanced Fund	$132,405	$—
Salient Adaptive Income Fund	126,112	—
Salient Adaptive US Equity Fund	66,869	—
Salient Commodity Long/Short Strategy Fund	20,193	—
Salient EM Corporate Debt Fund	6,837,614	—
Salient EM Dividend Signal Fund	758,678	—
Salient EM Infrastructure Fund	877,349	109,494
Salient Frontier Strategy Fund	13,050,940	—
Salient High Yield Fund	6,166,653	—
Salient International Dividend Signal Fund	9,298,544	—

Salient International Real Estate Fund	3,209,804	—
Salient International Small Cap Fund	166,895	40,126
Salient Investment Grade Fund	59,457	—
Salient Select Opportunity Fund	55,510	6,959
Salient Tactical Muni & Credit Fund	25,587	—
Salient US Dividend Signal Fund	—	923

3. Affiliated Companies

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

During the nine months ended September 30, 2016, the Salient Select Income Fund and Salient Adaptive US Equity Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales, dividend income, realized capital gains, shares and value of investment by each Fund in affiliated companies for the nine months ended September 30, 2016 were as follows:

Salient Adaptive US Equity Fund

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 9/30/16	Dividend Income	Realized Gain/(Loss)
Exchange-Traded Funds
SPDR® S&P Telecom ETF	—	78,187	(78,187)	—	$—	$11,464	$317,729

Total					$—	$11,464	$317,729

Salient Select Income Fund
Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 9/30/16	Dividend Income	Realized Gain/(Loss)
Common Stocks
National Storage Affiliates Trust(a)	1,970,000	1,078,000	(1,970,000)	1,078,000	$22,573,320	$264,808	$13,338,280
Peak Resorts, Inc.	1,182,571	—	(571)	1,182,000	6,016,380	—	(2,573)

Total					$28,589,700	$264,808	$13,335,707

(a)	This security no longer met the definition of an affiliated company as of September 30, 2016.

The Salient Adaptive Balanced Fund and the Salient Adaptive Income Fund (collectively, the “Allocation Funds”) may invest in certain securities that are considered affiliated companies as they share the same Board of Trustees and/or are managed by subsidiaries of Salient Partners, L.P. and are “related companies” for purposes of applicable fund-of-fund rules. The purchases, sales, dividend income, realized capital gains, shares and value of investment of each Allocation Fund in affiliated companies for the nine months ended September 30, 2016 were as follows:

Salient Adaptive Balanced Fund

INVESTMENT COMPANIES	Beginning Shares	Transfer due to Reorganization(a)	Gross Purchases	Gross Sales	Ending Shares	Value 09/30/16	Dividend Income	Realized Gain/(Loss)
Salient Funds — Class Z shares
Salient Adaptive US Equity Fund	118,943	138,793	100,223	(167,084)	190,874	$7,161,592	$—	$(249,446)
Salient Commodity Long/Short Strategy Fund	31,037	—	—	(31,037)	—	—	—	(43,714)
Salient Frontier Strategy Fund	90,608	39,770	24,150	(52,343)	102,185	804,196	—	(133,048)
Salient High Yield Fund	21,724	—	285,212	(95,704)	211,232	1,949,670	23,647	15,878
Salient Investment Grade Fund	200,910	192,693	2,817	(40,963)	355,457	4,052,211	42,071	(724)
Salient Funds —Institutional Class shares
Salient EM Corporate Debt Fund	84,261	77,700	524,605	(431,753)	254,813	1,944,225	183,029	(187,375)
Salient EM Dividend Signal Fund	276,970	—	—	(276,970)	—	—	—	(274,200)
Salient International Dividend Signal Fund	1,053,860	326,534	220,312	(822,268)	778,438	5,013,143	208,933	(1,161,367)
Salient International Real Estate Fund	65,349	—	—	(65,349)	—	—	—	(258,341)
Salient International Small Cap Fund	—	120,206	116,759	(236,965)	—	—	—	254,786
Salient Real Estate Fund	52,290	—	239,336	(207,865)	83,760	1,092,232	51,533	(31,237)
Salient Select Income Fund	—	—	124,576	(24,809)	99,767	2,446,295	55,650	(7)
Salient Select Opportunity Fund	47,739	—	—	(47,739)	—	—	—	(278,315)
Salient Tactical Muni & Credit Fund	45,392	254,933	202,229	(410,601)	91,953	721,828	67,748	107,746
Salient US Dividend Signal Fund	47,082	10,570	—	(57,652)	—	—	1,437	(213,849)
Salient Funds — Class I shares
Salient Adaptive Growth Fund	—	611,213	925,114	(402,082)	1,134,245	9,935,986	—	231,760
Salient Trend Fund	—	262,031	375,265	(149,182)	488,114	5,037,339	—	(228,205)

Total						$40,158,717	$634,047	$(2,449,657)

Salient Adaptive Income Fund

INVESTMENT COMPANIES	Beginning Shares	Transfer due to Reorganization(b)	Gross Purchases	Gross Sales	Ending Shares	Value 09/30/16	Dividend Income	Realized Gain/(Loss)
Salient Funds — Class Z shares
Salient High Yield Fund	284,479	200,932	72,275	(148,800)	408,886	$3,774,021	$174,627	$(134,078)
Salient Investment Grade Fund	6,439	24,507	165,413	(181,736)	14,623	166,703	4,978	79,844
Salient Funds — Institutional Class shares
Salient EM Corporate Debt Fund	319,065	226,836	100,854	(163,508)	483,247	3,687,175	272,813	(346,613)
Salient EM Dividend Signal Fund	128,445	74,550	—	(202,995)	—	—	—	(74,037)
Salient EM Infrastructure Fund	—	—	8,901	(8,901)	—	—	2,116	3,574
Salient International Dividend Signal Fund	112,971	78,528	352,468	(237,778)	306,188	1,971,851	61,642	(193,311)
Salient International Real Estate Fund	34,655	23,190	—	(57,845)	—	—	2,206	(25,000)
Salient Real Estate Fund	4,848	1,199	143,479	(63,811)	85,716	1,117,739	12,622	999
Salient Select Income Fund	59,695	35,261	164,248	(107,931)	151,273	3,709,210	106,043	(92,274)
Salient Tactical Muni & Credit Fund	139,716	125,357	390,026	(591,749)	63,351	497,305	36,623	75,889

Total						$14,924,004	$673,670	$(705,007)

(a)	Shares acquired in conjunction with the reorganization of the Forward Growth & Income Allocation Fund and Forward Multi-Strategy Fund into the Salient Adaptive Balanced Fund on January 22, 2016, pursuant to an Agreement and Plan of Reorganization.
(b)	Shares acquired in conjunction with the reorganization of the Forward Balanced Allocation Fund into the Salient Adaptive Income Fund on January 22, 2016, pursuant to an Agreement and Plan of Reorganization.

4. Subsequent Events

The following information applies to the Salient Commodity Long/Short Strategy Fund, Salient Frontier Strategy Fund and Salient Investment Grade Fund only:

Liquidation of Salient Commodity Long/Short Strategy Fund, Salient Frontier Strategy Fund and Salient Investment Grade Fund: On October 18, 2016, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Salient Commodity Long/Short Strategy Fund, Salient Frontier Strategy Fund and Salient Investment Grade Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust. The Funds will be liquidated pursuant to a Board-approved Plan of Liquidation on or around December 12, 2016 (the “Liquidation Date”). On the Liquidation Date, each Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

The following information applies to the Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund and Salient High Yield Fund only:

Liquidation of Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund and Salient High Yield Fund: On October 18, 2016, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Salient EM Corporate Debt Fund, Salient EM Dividend Signal Fund and Salient High Yield Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust. The Funds will be liquidated pursuant to a Board-approved Plan of Liquidation on or around February 28, 2017 (the “Liquidation Date”). On the Liquidation Date, each Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

Item 2 – Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forward Funds

By:	/s/ John A. Blaisdell
John A. Blaisdell Principal Executive Officer

Date:	November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell Principal Executive Officer

Date:	November 28, 2016

By:	/s/ Barbara H. Tolle
Barbara H. Tolle Principal Financial Officer

Date:	November 28, 2016